Subject to Revision
Series Term Sheet Dated May 21, 2003

[LOGO OF NOVASTAR(TM) MORTGAGE, INC.]

                                 $1,481,250,000
                                  (Approximate)

                             NOVASTAR MORTGAGE, INC.
                               Seller and Servicer

                      NOVASTAR MORTGAGE FUNDING CORPORATION
                                    Depositor

       NOVASTAR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-2

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2. The Series Term Sheet has been prepared by the underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities, Inc. ("Wachovia") does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the related securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

[LOGO OF WACHOVIA SECURITIES]

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                              OFFERED CERTIFICATES:

     TO 10% CLEAN UP-CALL

                                                                                                  Expected Ratings
                                                                                          ---------------------------------
                                                                             Expected
                   Expected      Interest     Principal      Expected WAL    Principal
      Class        Size/(1)/       Type         Type            (yrs)        Window/(2)/     S&P       Moody's      Fitch
   ------------------------------------------------------------------------------------------------------------------------
       A-1     $ 1,000,000,000   Floating       Senior          2.90       07/03 - 04/11     AAA         Aaa        AAA
       A-2     $   320,000,000   Floating       Senior          2.90       07/03 - 04/11     AAA         Aaa        AAA
       M-1     $    63,750,000   Floating      Mezzanine        5.25       08/06 - 04/11      AA         Aa2         AA
       M-2     $    52,500,000   Floating      Mezzanine        5.23       07/06 - 04/11      A          A2          A
       M-3     $    15,000,000   Floating      Mezzanine        5.22       07/06 - 04/11      A-         A3          A-
       B-1     $    15,000,000   Floating     Subordinate       5.21       07/06 - 04/11     BBB+       Baa1        BBB+
       B-2     $    15,000,000   Floating     Subordinate       4.91       07/06 - 12/10     BBB        Baa2        BBB
   ------------------------------------------------------------------------------------------------------------------------

     TO MATURITY

                                                                                                  Expected Ratings
                                                                                          ---------------------------------
                                                                             Expected
                   Expected      Interest     Principal      Expected WAL    Principal
      Class        Size/(1)/       Type         Type            (yrs)        Window/(2)/     S&P       Moody's      Fitch
   ------------------------------------------------------------------------------------------------------------------------
       A-1     $ 1,000,000,000   Floating       Senior          3.16       07/03 - 07/20     AAA         Aaa        AAA
       A-2     $   320,000,000   Floating       Senior          3.16       07/03 - 06/20     AAA         Aaa        AAA
       M-1     $    63,750,000   Floating      Mezzanine        5.75       08/06 - 08/16      AA         Aa2         AA
       M-2     $    52,500,000   Floating      Mezzanine        5.62       07/06 - 02/15      A          A2          A
       M-3     $    15,000,000   Floating      Mezzanine        5.45       07/06 - 02/13      A-         A3          A-
       B-1     $    15,000,000   Floating     Subordinate       5.28       07/06 - 03/12     BBB+       Baa1        BBB+
       B-2     $    15,000,000   Floating     Subordinate       4.91       07/06 - 12/10     BBB        Baa2        BBB
   ------------------------------------------------------------------------------------------------------------------------

/(1)/ The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.
/(2)/ The Last Scheduled Distribution Date for the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2 is expected to be the Distribution Date in [September 2033].

STRUCTURE:
..       Senior/Subordinate structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to Mortgage Insurance as defined herein and only to the limited amount provided therein, (ii) to Excess Cashflow as defined herein, (iii) to the Overcollateralization Amount described herein, (iv) to the Class B-2 Certificates, (v) to the Class B-1 Certificates, (vi) to the Class M-3 Certificates, (vii) to the Class M-2 Certificates and (viii) to the Class M-1 Certificates.

..       The Offered Certificates will be priced to the 10% Clean-up Call.

..       On the Rate Step Up Date, the margin on the Class A-1 and Class A-2
        Certificates will increase by 2 times, and the margin on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates will increase by 1.5 times.

..       All classes of certificates may be subject to an Available Funds Cap
        Rate as described herein.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

PRICING SPEED:
The Offered Certificates will be priced based on the following prepayment assumptions ("PPA"):

Fixed Rate Mortgage Loans
20% HEP, which assumes that prepayments start at 2.00% CPR in month one, and increase by approximately 2.00% each month to 20% CPR in month ten, and remain at 20% CPR thereafter.

Adjustable Rate Mortgage Loans
28% CPR.

--------------------------------------------------------------------------------

WACHOVIA CONTACTS:

TRADING/SYNDICATE             PHONE                E-MAIL ADDRESS
Chris Choka              (704) 383-8267        chris.choka@wachovia.com
Blake O'Connor           (704) 715-7727        blake.oconnor@wachovia.com

MORTGAGE FINANCE              PHONE                E-MAIL ADDRESS
Mike Ciuffo              (704) 715-1170        michael.ciuffo@wachovia.com
Sharvin Setoodeh         (704) 715-7632        sharvin.setoodeh@wachovia.com
Sean Walker              (704) 374-4398        sean.walker@wachovia.com
David Lyle               (704) 715-8131        david.lyle@wachovia.com

STRUCTURING                   PHONE                E-MAIL ADDRESS
Barbara Smith            (704) 383-8614        barbaram.smith@wachovia.com

COLLATERAL ANALYTICS          PHONE                E-MAIL ADDRESS
Paul Lopansri            (704) 374-3490        paul.lopansri@wachovia.com
Ken Nanney               (704) 715-1068        ken.nanney@wachovia.com

ABS RESEARCH                  PHONE                E-MAIL ADDRESS
Inna Koren               (212) 909-0082        inna.koren@wachovia.com

RATING AGENCY CONTACTS:

S&P                           PHONE                E-MAIL ADDRESS
Scott Mason              (212) 438-2539        scott_mason@sandp.com
Becky Hui Cao            (212) 438-2595        becky_cao@sandp.com

MOODY'S                       PHONE                E-MAIL ADDRESS
Nicolas Vassalli         (212) 553-0323        nicolas.vassalli@moodys.com

FITCH RATINGS                 PHONE                E-MAIL ADDRESS
Inga Smolyar             (212) 908-0659        inga.smolyar@fitchratings.com

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                          SUMMARY OF TERMS

Title of Securities:            NovaStar Home Equity Loan Asset-Backed
                                Certificates, Series 2003-2.

Trust:                          NovaStar Mortgage Funding Trust, Series 2003-2.

Offered Certificates:           Class A-1 and A-2 (the "Class A Certificates"),
                                Class M-1, Class M-2 and Class M-3 (the "Class M
                                Certificates") and Class B-1 and Class B-2 (the
                                "Class B Certificates").

Non-offered Certificates:       Class I Certificates, Class X Certificates,
                                Class P Certificates and Residual Certificates.
                                The Class I Certificates are a senior
                                interest-only class that are entitled to distributions prior to the Offered Certificates.
                                The Class X Certificates are a subordinate class that represents excess cashflow and the overcollateralization amount. The Class P
                                Certificates are entitled to prepayment
                                penalties paid on the mortgage loans. The Class
                                P Certificates will have an initial certificate principal balance of $100.

Seller & Servicer:              NovaStar Mortgage, Inc. (the "Seller" or the
                                "Servicer").

Depositor:                      NovaStar Mortgage Funding Corporation (the
                                "Company").

Trustee:                        JPMorgan Chase Bank.

Custodian:                      Wachovia Bank, National Association.

Swap Provider:                  Morgan Stanley.

Co-Lead Underwriters:           Wachovia Securities and RBS Greenwich Capital.

Co-underwriter:                 Morgan Stanley.

Closing Date:                   On or about June [12], 2003.

Registration:                   DTC, Clearstream, Luxembourg and the Euroclear
                                System.

Accrued Interest:               The Offered Certificates will settle with no
                                accrued interest (settle flat).

Distribution Dates:             The 25th of each month, or if such day is not a
                                business day, the next succeeding business day, commencing on July 25, 2003.

Record Date:                    With respect to the Offered Certificates, the
                                last business day prior to the applicable
                                Distribution Date. With respect to the Offered
                                Certificates, the Record Date for the first
                                Distribution Date is July 24, 2003.

Cut-off Date:                   With respect to each Initial Mortgage Loan,
                                Additional Mortgage Loan and Subsequent Mortgage
                                Loan, the later of (i) the date of origination of such mortgage loan or (ii) June 1, 2003.

Payment Delay:                  None for the Offered Certificates.

Day Count:                      With respect to the Offered Certificates,
                                actual/360.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

Servicing Fee:                  0.50% per annum of the aggregate principal
                                balance of the mortgage loans.

Administrative Fees:            Trustee fees, servicing fees and mortgage
                                insurance fees, if any.

Clean-up Call:                  The Servicer has a clean-up call option which,
                                if exercised, would result in prepayment of the certificates on any Distribution Date on or after which the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of (x) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (y) the initial
                                Pre-Funding Amount. The first Distribution Date on which the clean-up call may be exercised is the "Clean-Up Call Date."

Denomination:                   $25,000 minimum and multiples of $1,000 in
                                excess thereafter.

SMMEA Eligibility:              The Offered Certificates will not constitute
                                "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:              The Offered Certificates may be purchased by
                                ERISA plans after the expiration of the
                                Pre-funding Period, provided that certain conditions are satisfied.

Tax Status:                     The Offered Certificates will represent, in
                                part, ownership in REMIC regular interests for federal income tax purposes.

Mortgage Loan Pool:             The mortgage loan pool consists of closed-end,
                                conventional, monthly payment, first and second lien, adjustable rate mortgage ("ARM") loans and fixed rate mortgage loans with terms to maturity of not more than 30 years from the date of origination.

                                The mortgage loan pool is divided into two loan groups designated as Group I and Group II (each a "Group" and collectively, the "Groups"). Group I consists exclusively of mortgage loans with agency conforming balances (the "Group I Mortgage Loans") and Group II consists of a combination of mortgage loans that have agency conforming balances and mortgage loans that do not have agency conforming balances (the "Group II Mortgage Loans").

                                The Class A-1 Certificates primarily represent interests in the Group I Mortgage Loans. The Class A-2 Certificates primarily represent interests in the Group II Mortgage Loans. The Class I Certificates, Class X Certificates (including the overcollateralization amount), Class M Certificates, Class B Certificates, Class P Certificates and Residual Certificates represent interests in both the Group I Mortgage Loans and the Group II Mortgage Loans.

Initial Mortgage Loans:         As of the Statistical Calculation Date, the
                                aggregate principal balance of the Initial
                                Mortgage Loans was approximately $770,857,241, consisting of approximately $583,983,899 of
                                Group I Mortgage Loans (the "Initial Group I
                                Mortgage Loans") and approximately $186,873,342 of Group II Mortgage Loans (the "Initial Group
                                II Mortgage Loans"). The Initial Group I
                                Mortgage Loans and the Initial Group II Mortgage
                                Loans are collectively referred to herein as the "Initial Mortgage Loans."

                                With respect to approximately 14.06% of the Initial Mortgage Loans, the Seller also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                Approximately, 0.12% of the Initial Mortgage
                                Loans were delinquent 30 or more days as of the Statistical Calculation Date.

                                On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the Trust and certain other similar mortgage loans may be added to the Trust.

                                The information set forth herein regarding the Initial Mortgage Loans is as of the Statistical Calculation Date (after giving effect to scheduled payments due May 1, 2003).

Statistical Calculation Date:   April 1, 2003.

Additional Mortgage Loans:      On the Closing Date, "Additional Mortgage Loans"
                                will be added to the mortgage loan pool. The
                                Additional Mortgage Loans are expected to have an aggregate principal balance of approximately
                                $375,000,000 as of the related Cut-off Date, consisting of approximately $284,091,464 of
                                Group I Mortgage Loans and approximately
                                $90,908,536 of Group II Mortgage Loans. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage
                                Loans in all material respects. On the Closing
                                Date, the Initial Mortgage Loans and Additional
                                Mortgage Loans will comprise the "Closing Date
                                Mortgage Loans." The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $1,145,857,241 as of the related
                                Cut-off Date, consisting of approximately
                                $868,075,363 of Group I Mortgage Loans and approximately $277,781,878 of Group II Mortgage
                                Loans.

Pre-funding Amount:             On the Closing Date, the Trust will deposit
                                approximately $354,142,859 (the "Pre-funding
                                Amount") into an account (the "Pre-funding
                                Account"). Funds on deposit in the Pre-funding
                                Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. Approximately $268,288,274 and $85,854,585 of the Pre-funding Amount will be allocated to purchase Subsequent Mortgage
                                Loans for Group I and Group II, respectively. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage
                                Loans in all material respects.


                                The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and
                                (ii) August 22, 2003.

                                To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by August 22, 2003, then the Trust will apply the remaining amounts as a prepayment of principal to the certificates on the Distribution Date in August 2003. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the certificates from amounts in the Pre-funding Account.

Capitalized Interest Account:   On the Closing Date, if required by the rating
                                agencies, the Seller will deposit funds into an account (the "Capitalized Interest Account") to cover interest shortfalls on the certificates related to the pre-funding feature during the Pre-funding Period.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

Monthly Servicer Advances:      The Servicer is required to advance scheduled
                                principal and interest (net of the Servicing
                                Fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Swap Agreements:                The assets of the Trust will include multiple
                                "Swap Agreements" with an aggregate notional amount as of the Closing Date of approximately
                                $850,000,000. Under each Swap Agreement, the
                                Trust shall make a payment to the Swap Provider equal to interest at the fixed-rate shown below on the related notional amount and the Trust shall receive a payment from the Swap Provider equal to interest at one-month LIBOR on the related notional amount, on each Distribution
                                Date until the Class I Certificate Termination
                                Date. If on any Distribution Date the aggregate swap notional amount exceeds the aggregate certificate principal balance of the Offered
                                Certificates, such excess notional amount (in increments of $25,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

                                  NOTIONAL         FIXED         MATURITY
                                   AMOUNT          RATE            DATE
                                -------------     ------     -----------------
                                $ 125,000,000     1.8700%    February 25, 2005
                                $ 125,000,000     1.9600%     March 25, 2005
                                $ 125,000,000     1.9450%     April 25, 2005
                                $ 150,000,000     1.8000%      May 25, 2005
                                $  75,000,000     2.4400%    February 25, 2006
                                $  75,000,000     2.5050%     March 25, 2006
                                $  75,000,000     2.4990%     April 25, 2006
                                $ 100,000,000     2.3600%      May 25, 2006

                                INTEREST DISTRIBUTIONS

Interest Payments:              On each Distribution Date, the holders of the
                                Class I Certificates, Class A Certificates,
                                Class M Certificates and Class B Certificates will be entitled to receive an interest payment amount equal to interest accrued on the related certificate principal balance (or notional balance, as the case may be) immediately prior to such Distribution Date at the applicable pass-through rate for the related accrual period, reduced for certain shortfalls described herein.

                                The pass-through rate for the Class A
                                Certificates, Class M Certificates and Class B Certificates is the lesser of (1) the formula rate for that class and Distribution Date and
                                (2) the Available Funds Cap Rate for that
                                Distribution Date.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                The formula rate for the Class A Certificates, Class M Certificates and Class B Certificates is as follows (margins will be determined at pricing):

                                Class             Formula Rate
                                -----       ----------------------------
                                A-1         One-Month LIBOR plus _______%
                                A-2         One-Month LIBOR plus _______%
                                M-1         One-Month LIBOR plus _______%
                                M-2         One-Month LIBOR plus _______%
                                M-3         One-Month LIBOR plus _______%
                                B-1         One-Month LIBOR plus _______%
                                B-2         One-Month LIBOR plus _______%

                                The "Rate Step Up Date" is the first
                                Distribution Date to occur after the Clean-up Call Date (if the Clean-up Call is not exercised). On and after the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times and the margin on the Class M Certificates and Class B Certificates will increase by 1.5 times.

                                Interest on the certificates will accrue during each accrual period. The accrual period for the Offered Certificates is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the Closing Date. For the Offered Certificates, interest will accrue on the basis of the actual number of days in the accrual period and a 360-day year.

Available Funds Cap Rate:       The "Available Funds Cap Rate" for each
                                Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount for that Distribution Date, less the sum of Administrative Fees for that Distribution Date and the interest payment due to the Class I
                                Certificates, and the denominator of which is equal to the product of (1) the number of days in the current accrual period divided by 360 and
                                (2) the aggregate certificate principal balance of the Offered Certificates immediately prior to that Distribution Date.

                                With respect to each class and any Distribution Date, to the extent that the amount of interest calculated with respect to a class is reduced because the formula rate exceeds the Available Funds Cap Rate (such excess amount, the related "Available Funds Cap Shortfall"), the amount of such reduction will be paid to such class from excess interest, if any is available, in the priority described below.

                                If excess interest is insufficient to pay the Available Funds Cap Shortfall for that Distribution Date, the remaining unpaid amount shall be carried forward and paid, to the extent of funds available, (together with interest on that amount at the related formula rate applicable from time to time) on future Distribution Dates.

Interest Remittance Amount:     The "Interest Remittance Amount" for any
                                Distribution Date is that portion of the available funds for the related Distribution
                                Date allocable to interest.

Interest Remittance Formula     The "Interest Remittance Formula Amount" as
Amount:                         of any Distribution Date is an amount equal to
                                (a) the product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the related due period and
                                (y) the aggregate principal balance of the mortgage loans as of the beginning of the related due period minus (b) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the related prepayment period.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

Class I Certificate             May 25, 2006.
Termination Date:

Interest Allocation:            On each Distribution Date, the Trustee will
                                distribute the prepayment penalties collected on the Group I Mortgage Loans and Group II Mortgage
                                Loans during the related prepayment period to the holders of the Class P Certificates. After making that distribution, the Trustee will apply that portion of the remaining available funds, pro rata from amounts received from the Group I
                                Mortgage Loans and Group II Mortgage Loans, which represent the Interest Remittance Amount for that Distribution Date to the payment of the Administrative Fees for that Distribution Date.
                                After the distribution described in the
                                preceding sentence, the Trustee, will apply the remaining Interest Remittance Amount in the following order of priority:

                                First, on each Distribution Date prior to the Class I Certificate Termination Date, payable from the Interest Remittance Amount for both Groups, to the holders of the Class I Certificates, interest payments due under the Swap Agreements (to be distributed as described under "Distribution of the Class I Interest Payments");

                                Second, concurrently, with equal priority of payments;

                                (A)     payable solely from the remaining
                                        Interest Remittance Amount relating to
                                        the Group I Mortgage Loans or, to the
                                        extent such amount is less than the
                                        applicable Monthly Interest
                                        Distributable Amount, from the amounts
                                        available with respect to the Group II
                                        Mortgage Loans for that Distribution
                                        Date after giving effect to the payment
                                        of the Monthly Interest Distributable
                                        Amount for the Class A-2 Certificates
                                        for that Distribution Date, to the
                                        holders of the Class A-1 Certificates,
                                        the related Monthly Interest
                                        Distributable Amount for that
                                        Distribution Date;

                                (B)     payable solely from the remaining
                                        Interest Remittance Amount relating to
                                        the Group II Mortgage Loans or, to the
                                        extent such amount is less than the
                                        applicable Monthly Interest
                                        Distributable Amount, from the amounts
                                        available with respect to the Group I
                                        Mortgage Loans for that Distribution
                                        Date after giving effect to the payment
                                        of the Monthly Interest Distributable
                                        Amount for the Class A-1 Certificates
                                        for that Distribution Date, to the
                                        holders of the Class A-2 Certificates,
                                        the related Monthly Interest
                                        Distributable Amount for that
                                        Distribution Date;

                                Third, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for the Class M-1 Certificates;

                                Fourth, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for the Class M-2 Certificates;

                                Fifth, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, the Monthly Interest Distributable Amount for the Class M-3 Certificates;

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                Sixth, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class B-1 Certificates, the Monthly Interest Distributable Amount for the Class B-1 Certificates;

                                Seventh, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class B-2 Certificates, the Monthly Interest Distributable Amount for the Class B-2 Certificates; and

                                Eighth, as Excess Cashflow to be distributed as described under "Distribution of Excess Cashflow" herein.

Distribution of the Class I     The holders of the Class I Certificates have
Interest Payments:              pledged their interest in the Class I
                                Certificate to the Supplemental Interest Trust.
                                Thus, any amounts received in respect of interest payments due to the Class I
                                Certificates will be paid into the Supplemental
                                Interest Trust.

Supplemental Interest Trust:    On each Distribution Date prior to the Class I
                                Certificate Termination Date, funds deposited into the Supplemental Interest Trust will equal the sum of (a) interest payments due to the Class I Certificates, (b) any amounts received from the Swap Agreements and (c) Excess Cashflow remaining after the payment of any Extra
                                Principal Distribution Amount to the related class or classes of certificates.

                                On each Distribution Date, from the aggregate amounts on deposit in the Supplemental Interest Trust, the Trustee will make the following distributions in the following order of priority:

                                first, to the Swap Provider, its interest payment for such Distribution Date;

                                second, to the Class A-1 Certificates and Class A-2 Certificates, pro rata, unpaid Available Funds Cap Shortfall based on the respective Available Funds Cap Shortfall allocable to such certificates;

                                third, to the Class M-1 Certificates, unpaid
                                Available Funds Cap Shortfall owed to the Class M-1 Certificates;

                                fourth, to the Class M-2 Certificates, unpaid Available Funds Cap Shortfall owed to the Class M-2 Certificates;

                                fifth, to the Class M-3 Certificates, unpaid
                                Available Funds Cap Shortfall owed to the Class M-3 Certificates;

                                sixth, to the Class B-1 Certificates, unpaid
                                Available Funds Cap Shortfall owed to the Class B-1 Certificates;

                                seventh, to the Class B-2 Certificates, unpaid Available Funds Cap Shortfall owed to the Class B-2 Certificates;

                                eighth, to the Class X Certificates; and

                                ninth, to the Residual Certificates, any remainder.


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

Current Interest:               The "Current Interest" for each of the Class
                                A-1, Class A-2, Class M-1, Class M-2, Class M-3,
                                Class B-1 and Class B-2 Certificates for any
                                Distribution Date shall be the amount of interest accrued during the related accrual period on the related certificate principal balance thereof immediately preceding such
                                Distribution Date at the related pass-through rate (subject to the Available Funds Cap Rate).
                                On any Distribution Date, the Current Interest for each class of certificates will be reduced by any prepayment interest shortfalls allocated to that class and shortfalls resulting from the application of the Civil Relief Act (allocated among each class of certificates pro rata based on their respective interest entitlements irrespective of such shortfalls).

Monthly Interest                The "Monthly Interest Distributable Amount" for
Distributable Amount:           any Distribution Date and the Offered
                                Certificates, is the sum of (a) the Unpaid
                                Interest Shortfall Amount for that class and Distribution Date and (b) the Current Interest for that class and Distribution Date. In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest
                                Shortfall Amount and the Current Interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the Current Interest.

Unpaid Interest Shortfall       The "Unpaid Interest Shortfall Amount" means (i)
Amount:                         for each class of Offered Certificates and the
                                first Distribution Date, zero, and (ii) with respect to the Offered Certificates and the Class I Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the Monthly Interest
                                Distributable Amount for such class for the immediately preceding Distribution Date exceeds
                                (b) the aggregate amount distributed on such class in respect of interest on such preceding
                                Distribution Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

                                PRINCIPAL DISTRIBUTIONS

                                Principal will be distributed to the holders of the certificates in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of Offered Certificates.

Principal Remittance Amount:    The "Principal Remittance Amount" means with
                                respect to any Distribution Date, principal collected or advanced on the mortgage loans.

Principal Allocation:           On each Distribution Date (a) prior to the
                                Crossover Date or (b) on which a Trigger Event is in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following order of priority:

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                First, concurrently, with equal priority of payment:

                                (A)     payable solely from the Principal
                                        Remittance Amount relating to the Group
                                        I Mortgage Loans, to the holders of the
                                        Class A-1 Certificates, the entire
                                        amount of such Principal Remittance
                                        Amount until the certificate principal
                                        balance of the Class A-1 Certificates is reduced to zero;

                                (B)     payable solely from the Principal
                                        Remittance Amount relating to the Group
                                        II Mortgage Loans, to the holders of the Class A-2 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-2 Certificates is reduced to zero (except that only on the earlier of (i) the 35th Distribution Date and (ii) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, the certificate principal balance of the Class P Certificates shall first be paid to such class of certificates from the Principal Remittance Amount relating to the Group II Mortgage Loans);

                                Second,

                                (A) if the certificate principal balance of the Class A-1 Certificates has been reduced to zero, then to the holders of the Class A-2 Certificates the amount of any remaining Principal Remittance Amount relating to the Group I Mortgage Loans, until the certificate principal balance of the Class A-2 Certificates has been reduced to zero; or

                                (B) if the certificate principal balance of the Class A-2 Certificates has been reduced to zero, then to the holders of the Class A-1 Certificates the amount of any remaining Principal Remittance Amount relating to the Group II Mortgage Loans, until the certificate principal balance of the Class A-1 Certificates has been reduced to zero;

                                Third, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class M-1 Certificates has been reduced to zero;

                                Fourth, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class M-2 Certificates has been reduced to zero;

                                Fifth, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class M-3 Certificates has been reduced to zero;

                                Sixth, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class B-1 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class B-1 Certificates has been reduced to zero;

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                Seventh, payable from the remaining Principal Remittance Amount for both Groups, to the holders of the Class B-2 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class B-2 Certificates has been reduced to zero;

                                Eighth, payable to the Class X Certificates, the entire remaining Principal Remittance Amount for both Groups; and

                                Ninth, payable from the remaining Principal
                                Remittance Amount for both Groups, to the Residual Certificates, any remainder.

                                On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following order of priority:

                                First, to the Class A Certificates, generally concurrently based on the principal collected in the related loan group, to maintain the applicable target credit enhancement shown in the table below, then sequentially to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates and Class B-2 Certificates to maintain the applicable target credit enhancement shown in the table below (subject, in each case, to any overcollateralization floors):

                                Class     Target % of Pool     Target Credit Enhancement
                                -----     ----------------     -------------------------
                                A             [76.00]%                 [24.00]%
                                M-1           [84.50]%                 [15.50]%
                                M-2           [91.50]%                  [8.50]%
                                M-3           [93.50]%                  [6.50]%
                                B-1           [95.50]%                  [4.50]%
                                B-2           [97.50]%                  [2.50]%

                                Second, to the Class X Certificates, the entire remaining Principal Remittance Amount; and

                                Third, to the Residual Certificates, any remainder.

Crossover Date:                 The Crossover Date means the earlier to occur of
                                (i) the Distribution Date on which the aggregate certificate principal balance of the Class A
                                Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in the 37th period and (y) the first
                                Distribution Date on which the Credit
                                Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to principal distributions to the certificates) is greater than or equal to [24.00]%.

Credit Enhancement              The "Credit Enhancement Percentage" with respect
Percentage:                     to any Distribution Date, is equal to (i) the
                                sum of (a) the aggregate certificate balance of the Class M Certificates and Class B
                                Certificates and (b) the Overcollateralization
                                Amount divided by (ii) the aggregate principal balance of the mortgage loans.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

Trigger Event:                  A Trigger Event is in effect with respect to any
                                Distribution Date if either (i) the three-month rolling average of mortgage loans delinquent 60 days or more exceeds [17]% of the aggregate principal balance of the mortgage loans at the end of the related due period, or (ii) losses incurred since the Closing Date as a percentage of the sum of (x) the aggregate scheduled principal balance of the Closing Date Mortgage
                                Loans as of the related Cut-off Date and (y) the initial Pre-funding Amount are greater than amounts that will be specified in the related prospectus supplement.

                                CREDIT ENHANCEMENT

Credit Enhancement:             Credit enhancement for the structure is provided
                                by the following:

                                Excess Cashflow: "Excess Cashflow" for any
                                Distribution Date will equal the sum of (i) the overcollateralization release amount and (ii) the excess of (a) the Interest Remittance Amount over (b) the sum of the Monthly Interest Distributable Amount for the Class I Certificates, Class A Certificates, Class M Certificates, Class B Certificates and Administrative Fees.

                                Subordination: The Overcollateralization Amount is subordinate to the Class B Certificates. The Class B Certificates are subordinate to the Class M Certificates. The rights of the holders of Class B Certificates with higher numerical designations will be subordinate to the rights of the holders of Class B Certificates with lower numerical designations. The Class M Certificates are subordinate to the Class I Certificates and Class A Certificates. The rights of the holders of Class M Certificates with higher numerical designations will be subordinate to the rights of the holders of Class M Certificates with lower numerical designations. The Class A Certificates are subordinate to the Class I Certificates.

                                Expected Credit Support

                                Class    Initial Credit Support*    Credit Support After Stepdown*
                                -----    -----------------------    ------------------------------
                                A                [12.00]%                      [24.00]%
                                M-1               [7.75]%                      [15.50]%
                                M-2               [4.25]%                       [8.50]%
                                M-3               [3.25]%                       [6.50]%
                                B-1               [2.25]%                       [4.50]%
                                B-2               [1.25]%                       [2.50]%

                                *Approximate.

                                Overcollateralization: Overcollateralization
                                will initially be approximately $[18,750,000] (the "Overcollateralization Amount"), or [1.25]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the initial Pre-funding Amount. The Overcollateralization Amount is available for the benefit of all classes of Offered Certificates and the Class I Certificates. To the extent that the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                Required Overcollateralization Amount: The
                                "Required Overcollateralization Amount" for any Distribution Date is equal to:

                                  (i) prior to the Crossover Date, [1.25]% of the sum of (x) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and
                                        (y) the initial Pre-funding Amount.

                                  (ii)  on or after the Crossover Date, the
                                        greater of:

                                        (a)  the lesser of:

                                             (1)  [1.25]% of the sum of (x) the
                                                  aggregate principal balance of
                                                  the Closing Date Mortgage
                                                  Loans as of the related
                                                  Cut-off Date and (y) the
                                                  initial Pre-funding Amount;
                                                  and

                                             (2)  [2.50]% of the current
                                                  aggregate principal balance of
                                                  the mortgage loans after
                                                  giving effect to distributions
                                                  of principal on the mortgage
                                                  loans; and

                                        (b)  0.50% of the sum of (x) the
                                             aggregate principal balance of the
                                             Closing Date Mortgage Loans as of
                                             the related Cut-off Date and (y)
                                             the initial Pre-funding Amount.

                                On any Distribution Date on which a Trigger
                                Event is in effect, the Required
                                Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

                                Mortgage Insurance: Approximately 48.41% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC"), PMI Mortgage Insurance Co. ("PMI") or Radian Guaranty, Inc. ("Radian") (such loans are the "Insured Mortgage Loans"). Approximately 44.48% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Approximately 7.10% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% and are not insured.

                                Each mortgage insurance policy provided by MGIC, PMI and Radian insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55%, 51% and 50%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.07%, 0.91% and 0.02% of the Insured Mortgage Loans are insured by MGIC, PMI and Radian, respectively.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                Cross-Collateralization: The mortgage loans are divided into two Groups. The Class A-1 Certificates and Class A-2 Certificates are each primarily supported by the Group I Mortgage Loans and Group II Mortgage Loans, respectively. Under certain circumstances, as described herein, each class of Class A Certificates holds a contingent interest in the Group related to the other class of Class A Certificates. To the extent that available funds from one Group is insufficient to make a required payment of interest or principal to its related class of Class A Certificates, then any remaining available funds from the other Group may be used in order to make such required payment of interest or principal.

Distribution of Excess          With respect to any Distribution Date, any
Cashflow:                       Excess Cashflow will be distributed as follows:

                                (i) to any class or classes of certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount (in the same priority as described in "Principal Allocation" herein); and

                                (ii) to be deposited into the Supplemental
                                Interest Trust and distributed as described in "Supplemental Interest Trust" herein.

Extra Principal Distribution    With respect to any Distribution Date, the
Amount:                         "Extra Principal Distribution Amount" is the
                                lesser of (x) the Excess Cashflow for such Distribution Date and (y) the overcollateralization deficiency amount for such distribution date.

Conversion Feature of           Approximately 60.93% of the Initial Mortgage
Adjustable-Rate Loans:          Loans are, at the borrower's option, subject to
                                conversion during a certain period into
                                fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property;
                                (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

Removal of Converted Loans      In the event of a conversion of a mortgage loan
Pursuant to the Conversion      from an adjustable-rate to a fixed-rate,
Feature:                        NovaStar Capital, Inc., an affiliate of the
                                Seller and Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar
                                Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock
                                Exchange under the symbol NFI.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

The following information regarding the Initial Mortgage Loans is calculated as of the Statistical Calculation Date (after giving effect to scheduled payments due May 1, 2003). After the Statistical Calculation Date and prior to the Closing Date, Additional Mortgage Loans will be added to the Initial Mortgage Loans to comprise the Closing Date Mortgage Loans. The Additional Mortgage Loans will consist of mortgage loans closed after the Statistical Calculation Date and prior to the Closing Date. Additionally, after the Statistical Calculation Date, Subsequent Mortgage Loans will be added to the Trust. The Subsequent Mortgage Loans will consist of mortgage loans closed after both the Statistical Calculation Date and the Closing Date. It is expected that the composition and characteristics of the Additional Mortgage Loans and the Subsequent Mortgage Loans will be similar to the composition and characteristics of the Initial Mortgage Loans in all material respects.

The following information is preliminary and will be superseded by the description of the collateral contained in any subsequent term sheets and the related prospectus supplement.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
           DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Number of Mortgage Loans                            5,378
Total Outstanding Principal
 Balance                               $   770,857,241.11
WA Effective Original CLTV Ratio                    67.35%

                                                  MINIMUM              MAXIMUM                AVERAGE
                                                  -------              -------                -------
Outstanding Principal Balance          $        11,835.00        $  940,000.00         $   143,335.30

                                                  MINIMUM              MAXIMUM       WEIGHTED AVERAGE
                                                  -------              -------       ----------------
Original LTV Ratio                                   5.06%              100.00%                 78.58%
Original CLTV Ratio                                  5.06%              100.00%                 80.20%
Mortgage Rate                                       4.625%              14.000%                 7.352%
Original Term (Months)                                120                  360                    337
Remaining Term (Months)                               118                  360                    336
Seasoning (Months)                                      1                   50                      1
Credit Score                                          515                  816                    639

                                                 EARLIEST               LATEST
                                                 --------               ------
Origination Date                                 02/22/99             05/05/03
Maturity Date                                    03/01/13             05/01/33

ARM LOAN CHARACTERISTICS

Number of ARM Loans                                 3,331
Total Outstanding Principal
 Balance                               $   519,900,836.80

                                                  MINIMUM              MAXIMUM       WEIGHTED AVERAGE
                                                  -------              -------       ----------------
Margin                                              0.100%               9.875%                 5.716%
Maximum Mortgage Rate                              11.625%              18.250%                14.284%
Minimum Mortgage Rate                               4.625%              11.250%                 7.321%
Initial Rate Cap                                    1.000%               3.000%                 2.993%
Periodic Rate Cap                                   1.000%               3.000%                 1.002%
Months to Next Adjustment                               4                   59                     24

PRODUCT TYPE                      % OF AGGREGATE BALANCE
---------------------------------------------------------
Fixed Rate Fully Amortizing                         24.68
Fixed Rate Balloon                                   7.88
Adjustable Rate Fully Amortizing                    67.44
---------------------------------------------------------
Total                                              100.00
=========================================================

PROPERTY TYPE                     % OF AGGREGATE BALANCE
---------------------------------------------------------
Single Family Residence                             75.72
PUD                                                 12.78
Condo                                                5.80
Multi-Unit                                           5.70
---------------------------------------------------------
Total                                              100.00
=========================================================

OCCUPANCY STATUS                  % OF AGGREGATE BALANCE
---------------------------------------------------------
Primary                                             94.05
Investment (Non-Owner Occupied)                      4.54
Secondary                                            0.75
Investment (Owner Occupied)                          0.66
---------------------------------------------------------
Total                                              100.00
=========================================================

LOAN PURPOSE                      % OF AGGREGATE BALANCE
---------------------------------------------------------
Cashout                                             60.92
Purchase                                            27.92
Rate/Term Refinance                                 11.17
---------------------------------------------------------
Total                                              100.00
=========================================================

MI PROVIDER                       % OF AGGREGATE BALANCE
---------------------------------------------------------
Uninsured                                           51.59
MGIC                                                47.96
PMI                                                  0.44
Radian                                               0.01
---------------------------------------------------------
Total                                              100.00
=========================================================

DOCUMENTATION TYPE                % OF AGGREGATE BALANCE
---------------------------------------------------------
Full                                                50.37
Stated Income                                       36.42
No Documentation                                     7.60
NINA                                                 2.83
Limited                                              2.78
---------------------------------------------------------
Total                                              100.00
=========================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
PRINCIPAL BALANCE ($)            MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
      0.01 to  25,000.00                       133     $       2,668,733.23                      0.35%
 25,000.01 to  50,000.00                       373            14,631,569.59                      1.90
 50,000.01 to  75,000.00                       665            42,501,728.54                      5.51
 75,000.01 to 100,000.00                       830            72,960,511.09                      9.46
100,000.01 to 125,000.00                       773            87,294,413.82                     11.32
125,000.01 to 150,000.00                       656            90,153,522.07                     11.70
150,000.01 to 175,000.00                       485            78,665,191.92                     10.20
175,000.01 to 200,000.00                       368            69,061,065.23                      8.96
200,000.01 to 225,000.00                       268            57,123,986.51                      7.41
225,000.01 to 250,000.00                       192            45,679,687.89                      5.93
250,000.01 to 275,000.00                       179            47,055,139.15                      6.10
275,000.01 to 300,000.00                       125            35,873,073.43                      4.65
300,000.01 to 325,000.00                        80            25,199,941.02                      3.27
325,000.01 to 350,000.00                        59            19,923,935.54                      2.58
350,000.01 to 375,000.00                        55            19,962,352.84                      2.59
375,000.01 to 400,000.00                        41            16,056,107.93                      2.08
400,000.01 to 425,000.00                        29            12,054,255.28                      1.56
425,000.01 to 450,000.00                        21             9,245,326.45                      1.20
450,000.01 to 475,000.00                        13             6,008,103.61                      0.78
475,000.01 to 500,000.00                        17             8,373,581.63                      1.09
500,000.01 to 525,000.00                         2             1,033,016.81                      0.13
525,000.01 to 550,000.00                         4             2,145,491.93                      0.28
550,000.01 to 575,000.00                         2             1,124,473.37                      0.15
575,000.01 to 600,000.00                         1               598,912.24                      0.08
625,000.01 to 650,000.00                         1               649,383.26                      0.08
675,000.01 to 700,000.00                         1               683,727.73                      0.09
750,000.01 to 775,000.00                         1               760,000.00                      0.10
775,000.01 to 800,000.00                         1               800,000.00                      0.10
800,000.01 to 825,000.00                         1               800,009.00                      0.10
825,000.01 to 850,000.00                         1               830,000.00                      0.11
925,000.01 to 950,000.00                         1               940,000.00                      0.12
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                NUMBER OF INITIAL          OUTSTANDING           PERCENT OF AGGREGATE
CURRENT INTEREST RATE (%)         MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
 4.501 to  5.000                                16     $       3,186,818.70                      0.41%
 5.001 to  5.500                                80            17,130,274.02                      2.22
 5.501 to  6.000                               369            67,364,454.18                      8.74
 6.001 to  6.500                               633           113,738,681.28                     14.75
 6.501 to  7.000                             1,031           170,353,676.30                     22.10
 7.001 to  7.500                               776           115,101,603.07                     14.93
 7.501 to  8.000                               868           124,301,883.50                     16.13
 8.001 to  8.500                               447            57,789,551.32                      7.50
 8.501 to  9.000                               408            49,906,029.26                      6.47
 9.001 to  9.500                               175            18,976,997.04                      2.46
 9.501 to 10.000                               161            14,725,165.63                      1.91
10.001 to 10.500                                65             4,284,645.97                      0.56
10.501 to 11.000                                71             3,846,230.31                      0.50
11.001 to 11.500                                60             2,594,714.41                      0.34
11.501 to 12.000                                50             1,885,862.10                      0.24
12.001 to 12.500                                34             1,169,871.33                      0.15
12.501 to 13.000                                43             1,478,233.88                      0.19
13.001 to 13.500                                41             1,319,063.18                      0.17
13.501 to 14.000                                50             1,703,485.63                      0.22
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

                                NUMBER OF INITIAL          OUTSTANDING           PERCENT OF AGGREGATE
FICO SCORE                       MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
Not Available                                    1     $         140,400.00                      0.02%
501 to 525                                     107            14,333,913.86                      1.86
526 to 550                                     421            56,651,637.02                      7.35
551 to 575                                     495            70,618,159.03                      9.16
576 to 600                                     546            77,620,191.08                     10.07
601 to 625                                     646            94,458,509.42                     12.25
626 to 650                                     843           124,816,565.30                     16.19
651 to 675                                     822           113,661,846.97                     14.74
676 to 700                                     593            87,119,882.69                     11.30
701 to 725                                     415            58,856,155.58                      7.64
726 to 750                                     275            39,161,173.11                      5.08
751 to 775                                     151            22,792,134.34                      2.96
776 to 800                                      58             9,922,792.45                      1.29
801 to 825                                       5               703,880.26                      0.09
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
LIEN POSITION                    MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
First                                        4,952     $     755,186,444.31                     97.97%
Second                                         426            15,670,796.80                      2.03
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

                                NUMBER OF INITIAL           OUTSTANDING         PERCENT OF AGGREGATE
COMBINED LTV RATIO (%)            MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
 5.01 to  10.00                                  1     $          39,761.28                      0.01%
15.01 to  20.00                                  3               167,922.88                      0.02
20.01 to  25.00                                  9               900,277.75                      0.12
25.01 to  30.00                                 12             1,590,239.17                      0.21
30.01 to  35.00                                 16             2,811,047.75                      0.36
35.01 to  40.00                                 29             3,951,421.30                      0.51
40.01 to  45.00                                 40             5,626,886.81                      0.73
45.01 to  50.00                                 77             9,974,525.98                      1.29
50.01 to  55.00                                 76            10,461,594.78                      1.36
55.01 to  60.00                                130            19,215,588.23                      2.49
60.01 to  65.00                                208            32,329,360.29                      4.19
65.01 to  70.00                                306            46,492,323.02                      6.03
70.01 to  75.00                                452            68,099,345.84                      8.83
75.01 to  80.00                              1,427           223,332,696.71                     28.97
80.01 to  85.00                                603            95,610,534.22                      12.4
85.01 to  90.00                              1,058           162,059,011.61                     21.02
90.01 to  95.00                                377            53,077,000.77                      6.89
95.01 to 100.00                                554            35,117,702.72                      4.56
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

REMAINING TERM                 NUMBER OF INITIAL           OUTSTANDING          PERCENT OF AGGREGATE
TO MATURITY (MONTHS)            MORTGAGE LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
101 to 120                                       7     $         602,253.05                      0.08%
121 to 140                                       1                60,939.59                      0.01
161 to 180                                   1,023            93,663,064.16                     12.15
221 to 240                                      52             6,689,805.66                      0.87
281 to 300                                       7               745,888.65                      0.10
321 to 340                                       4               342,079.61                      0.04
341 to 360                                   4,284           668,753,210.39                     86.75
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                NUMBER OF INITIAL           OUTSTANDING         PERCENT OF AGGREGATE
RISK CLASSIFICATIONS             MORTGAGE LOANS          PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
AAA                                              1     $          63,675.90                      0.01%
AA                                               2               225,104.47                      0.03
A+                                           2,048           291,186,702.73                     37.77
A                                              595            83,187,021.44                     10.79
A-                                             298            42,949,521.03                      5.57
Alt A                                        1,631           242,039,764.85                     31.40
B                                              221            30,677,538.07                      3.98
B-                                              67             8,556,073.13                      1.11
C                                               18             1,831,967.10                      0.24
Fico Enhanced                                  195            25,012,096.84                      3.24
FICO Only                                      302            45,127,775.55                      5.85
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

                                 NUMBER OF INITIAL         OUTSTANDING          PERCENT OF AGGREGATE
MORTGAGE LOAN TYPE                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
------------------------------   -----------------     --------------------     ---------------------
2/28 ARM - 6 Month LIBOR Index               3,072     $     476,216,866.15                     61.78%
3/27 ARM - 6 Month LIBOR Index                 249            41,557,123.79                      5.39
5/1 ARM - 1 Year CMT                             2               431,683.22                      0.06
ARM - 6 Month LIBOR                              8             1,695,163.64                      0.22
15 Year Balloon                                618            60,711,616.42                      7.88
10 Year Fixed Rate                               7               602,253.05                      0.08
15 Year Fixed Rate                             406            33,012,387.33                      4.28
20 Year Fixed Rate                              52             6,689,805.66                      0.87
25 Year Fixed Rate                               7               745,888.65                      0.10
30 Year Fixed Rate                             957           149,194,453.20                     19.35
------------------------------   -----------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                                 =================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
GEOGRAPHIC DISTRIBUTION          MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
California                                   1,049     $     212,323,438.57                     27.54%
Florida                                      1,011           117,325,413.41                     15.22
Ohio                                           297            33,535,593.08                      4.35
Washington                                     176            27,029,892.68                      3.51
Texas                                          220            25,574,267.27                      3.32
Colorado                                       139            25,219,578.55                      3.27
Michigan                                       195            23,797,163.08                      3.09
New York                                       116            21,231,166.03                      2.75
Arizona                                        156            20,605,501.54                      2.67
New Jersey                                     100            20,078,708.39                      2.60
Illinois                                       128            19,507,673.01                      2.53
Missouri                                       172            17,951,722.41                      2.33
North Carolina                                 139            17,408,033.06                      2.26
Virginia                                       108            15,486,911.10                      2.01
Massachusetts                                   77            15,214,520.31                      1.97
Nevada                                         107            14,228,082.58                      1.85
Pennsylvania                                   113            13,837,891.80                      1.80
Maryland                                        90            13,808,491.57                      1.79
Oregon                                          78            12,114,266.85                      1.57
Louisiana                                      110            11,497,140.48                      1.49
Connecticut                                     69             9,951,835.84                      1.29
Oklahoma                                        86             7,575,785.56                      0.98
Tennessee                                       73             6,542,813.83                      0.85
Indiana                                         60             6,352,374.98                      0.82
Minnesota                                       42             6,062,436.30                      0.79
South Carolina                                  54             5,728,265.38                      0.74
Georgia                                         44             5,510,508.14                      0.71
Kentucky                                        53             5,376,726.72                      0.70
Idaho                                           45             5,082,679.76                      0.66
Mississippi                                     51             4,827,613.07                      0.63
Arkansas                                        49             4,552,555.33                      0.59
Kansas                                          28             3,942,338.30                      0.51
District of Columbia                            20             3,526,063.73                      0.46
New Hampshire                                   18             3,020,976.19                      0.39
Wisconsin                                       18             2,797,413.75                      0.36
New Mexico                                      16             2,390,704.98                      0.31
Delaware                                        12             2,123,643.95                      0.28
Utah                                            12             1,805,778.93                      0.23
Maine                                            8             1,498,860.93                      0.19
Rhode Island                                     7             1,175,744.69                      0.15
West Virginia                                   11             1,005,850.73                      0.13
Iowa                                             6               485,598.28                      0.06
Nebraska                                         6               484,912.81                      0.06
South Dakota                                     2               301,177.96                      0.04
Vermont                                          2               297,788.80                      0.04
Wyoming                                          2               299,786.11                      0.04
Montana                                          2               246,505.71                      0.03
North Dakota                                     1               115,044.58                      0.01
--------------------------    --------------------     --------------------     ---------------------
Total                                        5,378     $     770,857,241.11                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
GROSS MARGIN (%)                    ARM LOANS           PRINCIPAL BALANCE       ARM PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
0.001 to  0.500                                  1     $         240,330.26                      0.05%
1.501 to  2.000                                  2               500,440.97                      0.10
3.001 to  3.500                                  1               128,998.38                      0.02
3.501 to  4.000                                 54            11,272,636.87                      2.17
4.001 to  4.500                                258            43,654,627.02                      8.40
4.501 to  5.000                                444            74,374,190.62                     14.31
5.001 to  5.500                                583            92,402,666.06                     17.77
5.501 to  6.000                                676           106,741,042.78                     20.53
6.001 to  6.500                                678           101,928,261.43                     19.61
6.501 to  7.000                                400            56,973,586.30                     10.96
7.001 to  7.500                                157            21,995,063.54                      4.23
7.501 to  8.000                                 61             7,873,714.95                      1.51
8.001 to  8.500                                 13             1,472,681.60                      0.28
8.501 to  9.000                                  2               209,734.45                      0.04
9.501 to 10.000                                  1               132,861.57                      0.03
--------------------------    --------------------     --------------------     ---------------------
Total                                        3,331     $     519,900,836.80                    100.00%
                              ====================     ====================     =====================

                                NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
MINIMUM INTEREST RATE (%)           ARM LOANS           PRINCIPAL BALANCE       ARM PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
 4.501 to  5.000                                 9     $       1,966,384.68                      0.38%
 5.001 to  5.500                                49            11,326,661.19                      2.18
 5.501 to  6.000                               214            38,906,256.98                      7.48
 6.001 to  6.500                               408            72,279,562.96                     13.90
 6.501 to  7.000                               685           113,695,478.90                     21.87
 7.001 to  7.500                               541            83,416,192.78                     16.04
 7.501 to  8.000                               601            90,348,935.90                     17.38
 8.001 to  8.500                               311            42,966,760.51                      8.26
 8.501 to  9.000                               307            40,152,467.79                      7.72
 9.001 to  9.500                               109            13,746,832.65                      2.64
 9.501 to 10.000                                80             9,388,028.51                      1.81
10.001 to 10.500                                11             1,377,794.56                      0.27
10.501 to 11.000                                 5               265,779.39                      0.05
11.001 to 11.500                                 1                63,700.00                      0.01
--------------------------    --------------------     --------------------     ---------------------
Total                                        3,331     $     519,900,836.80                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
MAXIMUM INTEREST RATE (%)           ARM LOANS           PRINCIPAL BALANCE       ARM PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
11.501 to 12.000                                18     $       4,138,897.08                      0.80%
12.001 to 12.500                                71            16,518,893.92                      3.18
12.501 to 13.000                               227            42,007,989.96                      8.08
13.001 to 13.500                               399            69,932,556.80                     13.45
13.501 to 14.000                               672           110,162,855.68                     21.19
14.001 to 14.500                               535            81,714,861.92                     15.72
14.501 to 15.000                               594            89,332,162.91                     17.18
15.001 to 15.500                               306            42,114,646.08                      8.10
15.501 to 16.000                               304            39,107,431.04                      7.52
16.001 to 16.500                               108            13,565,551.37                      2.61
16.501 to 17.000                                80             9,597,716.09                      1.85
17.001 to 17.500                                11             1,377,794.56                      0.27
17.501 to 18.000                                 5               265,779.39                      0.05
18.001 to 18.500                                 1                63,700.00                      0.01
--------------------------    --------------------     --------------------     ---------------------
Total                                        3,331     $     519,900,836.80                    100.00%
                              ====================     ====================     =====================

                                NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
INTEREST RATE CAP (%)               ARM LOANS           PRINCIPAL BALANCE       ARM PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
1.000                                            8     $       1,695,163.64                      0.33%
3.000                                        3,323           518,205,673.16                     99.67
--------------------------    --------------------     --------------------     ---------------------
Total                                        3,331     $     519,900,836.80                    100.00%
                              ====================     ====================     =====================

                                 NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
PERIODIC INTEREST RATE CAP (%)       ARM LOANS           PRINCIPAL BALANCE       ARM PRINCIPAL BALANCE
------------------------------  -------------------     --------------------     ---------------------
1.000                                         3,329     $     519,469,153.58                     99.92%
3.000                                             2               431,683.22                      0.08
------------------------------  -------------------     --------------------     ---------------------
Total                                         3,331     $     519,900,836.80                    100.00%
                                ===================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

NEXT INTEREST RATE              NUMBER OF INITIAL          OUTSTANDING          PERCENT OF AGGREGATE
ADJUSTMENT DATE                     ARM LOANS           PRINCIPAL BALANCE       ARM PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
September 2003                                   3     $         598,951.46                      0.12%
October 2003                                     3               478,302.18                      0.09
November 2003                                    2               617,910.00                      0.12
October 2004                                     1               207,700.50                      0.04
November 2004                                    3               363,648.95                      0.07
January 2005                                     3               624,061.45                      0.12
February 2005                                   14             2,633,490.94                      0.51
March 2005                                     587            93,177,743.05                     17.92
April 2005                                   1,261           196,242,554.81                     37.75
May 2005                                     1,203           182,967,666.45                     35.19
January 2006                                     1               224,486.52                      0.04
February 2006                                    1                32,789.87                      0.01
March 2006                                      38             6,786,729.47                      1.31
April 2006                                     109            18,397,766.53                      3.54
May 2006                                       100            16,115,351.40                      3.10
April 2008                                       2               431,683.22                      0.08
--------------------------    --------------------     --------------------     ---------------------
Total                                        3,331     $     519,900,836.80                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


Number of Mortgage Loans                            4,287
Total Outstanding Principal
 Balance                               $   583,983,898.87
WA Effective Original CLTV Ratio                    67.31%

                                                  MINIMUM              MAXIMUM                AVERAGE
                                                  -------              -------                -------
Outstanding Principal Balance          $        11,835.00        $  435,724.48         $   136,222.04

                                                  MINIMUM              MAXIMUM       WEIGHTED AVERAGE
                                                  -------              -------       ----------------
Original LTV Ratio                                   5.06%              100.00%                 78.88%
Original CLTV Ratio                                  5.06%              100.00%                 80.11%
Mortgage Rate                                       4.625%              12.990%                 7.356%
Original Term (Months)                                120                  360                    337
Remaining Term (Months)                               118                  360                    336
Seasoning (Months)                                      1                   29                      1
Credit Score                                          515                  816                    639

                                                 EARLIEST               LATEST
                                                 --------               ------
Origination Date                                 12/01/01             05/02/03
Maturity Date                                    03/01/13             05/01/33


ARM LOAN CHARACTERISTICS

Number of ARM Loans                                 2,657
Total Outstanding Principal
 Balance                               $   394,451,015.39

                                                  MINIMUM                       MAXIMUM              WEIGHTED AVERAGE
                                                  -------                       -------              ----------------
Margin                                              0.100%                        7.875%                        5.719%
Maximum Mortgage Rate                              11.625%                       18.250%                       14.307%
Minimum Mortgage Rate                               4.625%                       11.250%                        7.344%
Initial Rate Cap                                    1.000%                        3.000%                        2.995%
Periodic Rate Cap                                   1.000%                        3.000%                        1.002%
Months to Next Adjustment                               4                            59                            24


PRODUCT TYPE                      % OF AGGREGATE BALANCE
---------------------------------------------------------
Fixed Rate Fully Amortizing                         24.80
Fixed Rate Balloon                                   7.66
Adjustable Rate Fully Amortizing                    67.54
---------------------------------------------------------
Total                                              100.00
=========================================================

PROPERTY TYPE                     % OF AGGREGATE BALANCE
---------------------------------------------------------
Single Family Residence                             75.30
PUD                                                 11.75
Multi-Unit                                           6.69
Condo                                                6.26
---------------------------------------------------------
Total                                              100.00
=========================================================

OCCUPANCY STATUS                  % OF AGGREGATE BALANCE
---------------------------------------------------------
Primary                                             93.40
Investment (Non-Owner Occupied)                      5.14
Investment (Owner Occupied)                          0.77
Secondary                                            0.70
---------------------------------------------------------
Total                                              100.00
=========================================================

LOAN PURPOSE                      % OF AGGREGATE BALANCE
---------------------------------------------------------
Cashout                                             61.63
Purchase                                            27.99
Rate/Term Refinance                                 10.38
---------------------------------------------------------
Total                                              100.00
=========================================================

MI PROVIDER                       % OF AGGREGATE BALANCE
---------------------------------------------------------
Uninsured                                           51.84
MGIC                                                47.83
PMI                                                  0.33
---------------------------------------------------------
Total                                              100.00
=========================================================

DOCUMENTATION TYPE                % OF AGGREGATE BALANCE
---------------------------------------------------------
Full                                                50.08
Stated Income                                       36.31
No Documentation                                     8.18
Limited                                              2.74
NINA                                                 2.69
---------------------------------------------------------
Total                                              100.00
=========================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   NUMBER OF                                         PERCENT OF
                                INITIAL GROUP I            OUTSTANDING            AGGREGATE GROUP I
PRINCIPAL BALANCE ($)            MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
      0.01 to  25,000.00                        89     $       1,803,375.16                      0.31%
 25,000.01 to  50,000.00                       270            10,757,462.94                      1.84
 50,000.01 to  75,000.00                       505            32,154,627.99                      5.51
 75,000.01 to 100,000.00                       667            58,791,608.94                     10.07
100,000.01 to 125,000.00                       642            72,798,997.36                     12.47
125,000.01 to 150,000.00                       568            78,062,381.15                     13.37
150,000.01 to 175,000.00                       425            68,934,658.07                     11.80
175,000.01 to 200,000.00                       330            61,991,253.38                     10.62
200,000.01 to 225,000.00                       252            53,719,972.47                      9.20
225,000.01 to 250,000.00                       176            41,895,079.31                      7.17
250,000.01 to 275,000.00                       165            43,390,915.30                      7.43
275,000.01 to 300,000.00                       116            33,257,044.89                      5.69
300,000.01 to 325,000.00                        67            21,059,336.09                      3.61
325,000.01 to 350,000.00                         9             3,021,362.72                      0.52
350,000.01 to 375,000.00                         3             1,101,134.62                      0.19
375,000.01 to 400,000.00                         1               389,655.91                      0.07
400,000.01 to 425,000.00                         1               419,308.09                      0.07
425,000.01 to 450,000.00                         1               435,724.48                      0.07
--------------------------    --------------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                              ====================     ====================     =====================

                                   NUMBER OF                                          PERCENT OF
                                INITIAL GROUP I            OUTSTANDING             AGGREGATE GROUP I
CURRENT INTEREST RATE (%)        MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
 4.501 to  5.000                                13     $       1,949,357.36                      0.33%
 5.001 to  5.500                                67            11,602,097.78                      1.99
 5.501 to  6.000                               313            49,647,072.77                      8.50
 6.001 to  6.500                               500            80,899,188.16                     13.85
 6.501 to  7.000                               815           126,596,881.30                     21.68
 7.001 to  7.500                               639            91,507,739.72                     15.67
 7.501 to  8.000                               738           101,929,045.44                     17.45
 8.001 to  8.500                               369            44,625,242.96                      7.64
 8.501 to  9.000                               318            37,885,082.18                      6.49
 9.001 to  9.500                               142            15,630,428.11                      2.68
 9.501 to 10.000                               118            10,920,841.89                      1.87
10.001 to 10.500                                49             2,721,100.36                      0.47
10.501 to 11.000                                53             2,651,303.99                      0.45
11.001 to 11.500                                54             2,212,808.48                      0.38
11.501 to 12.000                                41             1,377,270.62                      0.24
12.001 to 12.500                                32             1,006,292.83                      0.17
12.501 to 13.000                                26               822,144.92                      0.14
--------------------------    --------------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   NUMBER OF                                         PERCENT OF
                                INITIAL GROUP I            OUTSTANDING            AGGREGATE GROUP I
FICO SCORE                       MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
Not Available                                    1     $         140,400.00                      0.02%
501 to 525                                     101            13,219,275.11                      2.26
526 to 550                                     356            45,677,522.36                      7.82
551 to 575                                     396            54,307,699.67                      9.30
576 to 600                                     392            53,177,383.64                      9.11
601 to 625                                     454            64,572,993.24                     11.06
626 to 650                                     674            93,849,379.09                     16.07
651 to 675                                     689            90,088,286.48                     15.43
676 to 700                                     495            69,292,887.26                     11.87
701 to 725                                     336            47,081,179.73                      8.06
726 to 750                                     221            29,423,312.79                      5.04
751 to 775                                     120            15,987,180.34                      2.74
776 to 800                                      47             6,462,518.90                      1.11
801 to 825                                       5               703,880.26                      0.12
--------------------------    --------------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                              ====================     ====================     =====================

                                   NUMBER OF                                         PERCENT OF
                                INITIAL GROUP I            OUTSTANDING            AGGREGATE GROUP I
LIEN POSITION                    MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
First                                        4,017     $     574,927,287.62                     98.45%
Second                                         270             9,056,611.25                      1.55
--------------------------    --------------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   NUMBER OF                                         PERCENT OF
                                INITIAL GROUP I            OUTSTANDING            AGGREGATE GROUP I
COMBINED LTV RATIO (%)           MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
 5.01 to  10.00                                  1     $          39,761.28                      0.01%
15.01 to  20.00                                  3               167,922.88                      0.03
20.01 to  25.00                                  8               796,137.39                      0.14
25.01 to  30.00                                 11             1,441,426.01                      0.25
30.01 to  35.00                                 13             1,322,962.02                      0.23
35.01 to  40.00                                 25             2,488,412.30                      0.43
40.01 to  45.00                                 37             5,059,590.63                      0.87
45.01 to  50.00                                 66             8,328,261.75                      1.43
50.01 to  55.00                                 71             9,108,228.75                      1.56
55.01 to  60.00                                115            15,168,109.22                      2.60
60.01 to  65.00                                167            23,821,196.93                      4.08
65.01 to  70.00                                241            33,595,839.28                      5.75
70.01 to  75.00                                369            51,492,805.46                      8.82
75.01 to  80.00                              1,172           172,589,379.15                     29.55
80.01 to  85.00                                460            65,895,633.56                     11.28
85.01 to  90.00                                860           126,242,803.33                     21.62
90.01 to  95.00                                301            42,018,372.15                      7.20
95.01 to 100.00                                367            24,407,056.78                      4.18
--------------------------    --------------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                              ====================     ====================     =====================

                                    NUMBER OF                                         PERCENT OF
REMAINING TERM                  INITIAL GROUP I            OUTSTANDING            AGGREGATE GROUP I
TO MATURITY (MONTHS)             MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
101 to 120                                       7     $         602,253.05                      0.10%
161 to 180                                     773            69,635,266.65                     11.92
221 to 240                                      46             5,569,852.61                      0.95
281 to 300                                       5               416,519.94                      0.07
321 to 340                                       4               342,079.61                      0.06
341 to 360                                   3,452           507,417,927.01                     86.89
--------------------------    --------------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                              ====================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    NUMBER OF                                        PERCENT OF
                                 INITIAL GROUP I            OUTSTANDING           AGGREGATE GROUP I
RISK CLASSIFICATIONS              MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------    --------------------     --------------------     ---------------------
AAA                                              1     $          63,675.90                      0.01%
AA                                               2               225,104.47                      0.04
A+                                           1,627           220,322,956.69                     37.73
A                                              483            64,608,032.49                     11.06
A-                                             236            33,565,300.32                      5.75
Alt A                                        1,310           179,807,556.40                     30.79
B                                              174            22,993,093.26                      3.94
B-                                              63             7,885,155.96                      1.35
C                                               15             1,665,620.07                      0.29
FICO Enhanced                                  118            16,222,239.98                      2.78
FICO Only                                      258            36,625,163.33                      6.27
--------------------------    --------------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                              ====================     ====================     =====================

                                     NUMBER OF                                       PERCENT OF
                                  INITIAL GROUP I          OUTSTANDING            AGGREGATE GROUP I
MORTGAGE LOAN TYPE                 MORTGAGE LOANS       PRINCIPAL BALANCE         PRINCIPAL BALANCE
------------------------------   -----------------     --------------------     ---------------------
2/28 ARM - 6 Month LIBOR Index               2,458     $     363,428,821.72                     62.23%
3/27 ARM - 6 Month LIBOR Index                 191            29,513,256.81                      5.05
5/1 ARM - 1 Year CMT                             2               431,683.22                      0.07
ARM - 6 Month LIBOR                              6             1,077,253.64                      0.18
15 Year Balloon                                472            44,721,641.69                      7.66
10 Year Fixed Rate                               7               602,253.05                      0.10
15 Year Fixed Rate                             301            24,913,624.96                      4.27
20 Year Fixed Rate                              46             5,569,852.61                      0.95
25 Year Fixed Rate                               5               416,519.94                      0.07
30 Year Fixed Rate                             799           113,308,991.23                     19.40
------------------------------   -----------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                                 =================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                     NUMBER OF                                       PERCENT OF
                                  INITIAL GROUP I          OUTSTANDING            AGGREGATE GROUP I
GEOGRAPHIC DISTRIBUTION           MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
------------------------------   -----------------     --------------------     ---------------------
California                                     854     $     153,786,334.29                     26.33%
Florida                                        829            96,331,532.69                     16.50
Ohio                                           215            23,971,529.38                      4.10
Washington                                     146            21,559,944.33                      3.69
Michigan                                       160            19,029,625.52                      3.26
Colorado                                       115            18,792,752.91                      3.22
Texas                                          154            17,904,652.07                      3.07
Arizona                                        121            15,726,727.28                      2.69
Illinois                                       105            15,266,271.04                      2.61
New York                                        89            15,219,972.03                      2.61
Missouri                                       140            14,637,481.01                      2.51
New Jersey                                      77            14,036,429.86                      2.40
Massachusetts                                   68            13,218,820.94                      2.26
North Carolina                                 102            11,879,286.88                      2.03
Nevada                                          88            11,311,673.17                      1.94
Pennsylvania                                    93            11,035,858.27                      1.89
Virginia                                        77            10,557,555.72                      1.81
Maryland                                        73            10,415,193.61                      1.78
Oregon                                          64             9,526,922.60                      1.63
Louisiana                                       85             8,583,032.36                      1.47
Connecticut                                     59             8,368,997.98                      1.43
Oklahoma                                        73             6,512,574.94                      1.12
Tennessee                                       59             5,368,120.18                      0.92
Idaho                                           41             4,720,662.22                      0.81
South Carolina                                  42             4,575,109.05                      0.78
Arkansas                                        42             4,012,442.83                      0.69
Indiana                                         43             4,046,856.29                      0.69
Kentucky                                        40             4,047,105.03                      0.69
Georgia                                         33             3,988,111.10                      0.68
Minnesota                                       29             3,996,349.61                      0.68
Mississippi                                     38             3,630,587.21                      0.62
Kansas                                          21             2,542,821.02                      0.44
New Hampshire                                   17             2,532,724.49                      0.43
District of Columbia                            16             2,317,478.80                      0.40
Delaware                                        10             1,927,750.37                      0.33
New Mexico                                      11             1,391,356.87                      0.24
Utah                                            11             1,381,444.01                      0.24
Wisconsin                                       11             1,360,496.85                      0.23
Rhode Island                                     6             1,065,244.69                      0.18
Maine                                            6               885,908.51                      0.15
West Virginia                                    8               809,630.67                      0.14
Iowa                                             4               287,060.22                      0.05
South Dakota                                     2               301,177.96                      0.05
Vermont                                          2               297,788.80                      0.05
Wyoming                                          2               299,786.11                      0.05
Montana                                          2               246,505.71                      0.04
Nebraska                                         3               163,166.81                      0.03
North Dakota                                     1               115,044.58                      0.02
------------------------------   -----------------     --------------------     ---------------------
Total                                        4,287     $     583,983,898.87                    100.00%
                                 =================     ====================     =====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                         NUMBER OF                        PERCENT OF AGGREGATE
                      INITIAL GROUP I     OUTSTANDING          GROUP I ARM
GROSS MARGIN (%)         ARM LOANS     PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------  ---------------  -----------------  --------------------
0.001 to 0.500                     1   $      240,330.26                  0.06%
1.501 to 2.000                     1          115,931.16                  0.03
3.001 to 3.500                     1          128,998.38                  0.03
3.501 to 4.000                    44        6,985,457.46                  1.77
4.001 to 4.500                   209       32,856,337.71                  8.33
4.501 to 5.000                   352       54,063,324.34                 13.71
5.001 to 5.500                   465       70,159,806.36                 17.79
5.501 to 6.000                   550       84,097,029.01                 21.32
6.001 to 6.500                   553       79,575,565.89                 20.17
6.501 to 7.000                   330       45,760,631.33                 11.60
7.001 to 7.500                   122       16,668,451.27                  4.23
7.501 to 8.000                    29        3,799,152.22                  0.96
--------------------  ---------------  -----------------  --------------------
Total                          2,657   $  394,451,015.39                100.00%
                      ===============  =================  ====================

                              NUMBER OF                        PERCENT OF AGGREGATE
                           INITIAL GROUP I     OUTSTANDING         GROUP I ARM
MINIMUM INTEREST RATE (%)     ARM LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------  ---------------  -----------------  --------------------
4.501  to  5.000                         7  $    1,117,064.53                  0.28%
5.001  to  5.500                        40       7,496,711.01                  1.90
5.501  to  6.000                       181      29,210,442.06                  7.41
6.001  to  6.500                       316      51,259,608.56                 13.00
6.501  to  7.000                       533      84,352,073.63                 21.38
7.001  to  7.500                       440      65,234,261.76                 16.54
7.501  to  8.000                       508      74,928,476.28                 19.00
8.001  to  8.500                       251      32,436,649.22                  8.22
8.501  to  9.000                       234      29,591,084.52                  7.50
9.001  to  9.500                        85      11,266,552.69                  2.86
9.501  to 10.000                        56       6,863,614.64                  1.74
10.001 to 10.500                         5         630,776.49                  0.16
11.001 to 11.500                         1          63,700.00                  0.02
-------------------------  ---------------  -----------------  --------------------
Total                                2,657  $  394,451,015.39                100.00%
                           ===============  =================  ====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                              NUMBER OF                        PERCENT OF AGGREGATE
                           INITIAL GROUP I     OUTSTANDING         GROUP I ARM
MAXIMUM INTEREST RATE (%)     ARM LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------  ---------------  -----------------  --------------------
11.501 to 12.000                        14  $    2,487,781.92                  0.63%
12.001 to 12.500                        61      12,266,126.32                  3.11
12.501 to 13.000                       193      31,920,298.91                  8.09
13.001 to 13.500                       307      48,843,569.12                 12.38
13.501 to 14.000                       522      81,655,462.18                 20.70
14.001 to 14.500                       434      63,991,991.73                 16.22
14.501 to 15.000                       500      73,544,513.49                 18.64
15.001 to 15.500                       246      31,484,463.09                  7.98
15.501 to 16.000                       233      29,269,496.45                  7.42
16.001 to 16.500                        84      11,107,632.98                  2.82
16.501 to 17.000                        57       7,185,202.71                  1.82
17.001 to 17.500                         5         630,776.49                  0.16
18.001 to 18.500                         1          63,700.00                  0.02
-------------------------  ---------------  -----------------  --------------------
Total                                2,657  $  394,451,015.39                100.00%
                           ===============  =================  ====================

                              NUMBER OF                        PERCENT OF AGGREGATE
                           INITIAL GROUP I     OUTSTANDING          GROUP I ARM
INTEREST RATE CAP (%)         ARM LOANS     PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------  ---------------  -----------------  --------------------
1.000                                    6  $    1,077,253.64                  0.27%
3.000                                2,651     393,373,761.75                 99.73
-------------------------  ---------------  -----------------  --------------------
Total                                2,657  $  394,451,015.39                100.00%
                           ===============  =================  ====================

                                   NUMBER OF                        PERCENT OF AGGREGATE
                                INITIAL GROUP I     OUTSTANDING          GROUP I ARM
PERIODIC INTEREST RATE CAP (%)     ARM LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
------------------------------  ---------------  -----------------  --------------------
1.000                                     2,655  $  394,019,332.17                 99.89%
3.000                                         2         431,683.22                  0.11
------------------------------  ---------------  -----------------  --------------------
Total                                     2,657  $  394,451,015.39                100.00%
                                ===============  =================  ====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   NUMBER OF                        PERCENT OF AGGREGATE
NEXT INTEREST RATE              INITIAL GROUP I     OUTSTANDING          GROUP I ARM
ADJUSTMENT DATE                    ARM LOANS     PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------  ---------------  -----------------  --------------------
September 2003                                3  $      598,951.46                  0.15%
October 2003                                  3         478,302.18                  0.12
October 2004                                  1         207,700.50                  0.05
November 2004                                 3         363,648.95                  0.09
January 2005                                  1         179,524.22                  0.05
February 2005                                11       1,978,209.25                  0.50
March 2005                                  523      74,705,383.70                 18.94
April 2005                                1,102     162,301,402.15                 41.15
May 2005                                    817     123,692,952.95                 31.36
January 2006                                  1         224,486.52                  0.06
March 2006                                   31       4,972,054.83                  1.26
April 2006                                   92      13,774,299.46                  3.49
May 2006                                     67      10,542,416.00                  2.67
April 2008                                    2         431,683.22                  0.11
------------------------------  ---------------  -----------------  --------------------
Total                                     2,657  $  394,451,015.39                100.00%
                                ===============  =================  ====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Number of Mortgage Loans                        1,091
Total Outstanding Principal Balance  $ 186,873,342.24
WA Effective Original CLTV Ratio                67.48%

                                       MINIMUM        MAXIMUM           AVERAGE
                                  ------------   -------------   --------------
Outstanding Principal Balance     $  11,997.75   $  940,000.00   $   171,286.29

                                       MINIMUM        MAXIMUM  WEIGHTED AVERAGE
                                  ------------   ------------  ----------------
Original LTV Ratio                       10.00%        100.00%            77.64%
Original CLTV Ratio                      22.23%        100.00%            80.47%
Mortgage Rate                            4.990%        14.000%            7.338%
Original Term (Months)                     180            360               336
Remaining Term (Months)                    130            360               335
Seasoning (Months)                           1             50                 1
Credit Score                               520            798               639

                                      EARLIEST         LATEST
                                  ------------   ------------
Origination Date                      02/22/99       05/05/03
Maturity Date                         03/01/14       05/01/33

ARM LOAN CHARACTERISTICS

Number of ARM Loans                        674
Total Outstanding
 Principal Balance            $ 125,449,821.41

                                       MINIMUM        MAXIMUM  WEIGHTED AVERAGE
                                  ------------   ------------  ----------------
Margin                                   2.000%         9.875%            5.704%
Maximum Mortgage Rate                   11.625%        17.990%           14.213%
Minimum Mortgage Rate                    4.990%        10.990%            7.247%
Initial Rate Cap                         1.000%         3.000%            2.990%
Periodic Rate Cap                        1.000%         1.000%            1.000%
Months to Next Adjustment                    6             36                24

PRODUCT TYPE                      % OF AGGREGATE BALANCE
---------------------------------------------------------
Fixed Rate Fully Amortizing                         24.31
Fixed Rate Balloon                                   8.56
Adjustable Rate Fully Amortizing                    67.13
---------------------------------------------------------
Total                                              100.00
=========================================================

PROPERTY TYPE                     % OF AGGREGATE BALANCE
---------------------------------------------------------
Single Family Residence                             77.03
PUD                                                 16.01
Condo                                                4.36
Multi-Unit                                           2.60
---------------------------------------------------------
Total                                              100.00
=========================================================

OCCUPANCY STATUS                  % OF AGGREGATE BALANCE
---------------------------------------------------------
Primary                                             96.10
Investment (Non-Owner Occupied)                      2.69
Secondary                                            0.90
Investment (Owner Occupied)                          0.32
---------------------------------------------------------
Total                                              100.00
=========================================================

LOAN PURPOSE                      % OF AGGREGATE BALANCE
---------------------------------------------------------
Cashout                                             58.69
Purchase                                            27.69
Rate/Term Refinance                                 13.62
---------------------------------------------------------
Total                                              100.00
=========================================================

MI PROVIDER                       % OF AGGREGATE BALANCE
---------------------------------------------------------
Uninsured                                           50.78
MGIC                                                48.38
PMI                                                  0.80
Radian                                               0.03
---------------------------------------------------------
Total                                              100.00
=========================================================

DOCUMENTATION TYPE                % OF AGGREGATE BALANCE
---------------------------------------------------------
Full                                                51.26
Stated Income                                       36.77
No Documentation                                     5.78
NINA                                                 3.27
Limited                                              2.92
---------------------------------------------------------
Total                                              100.00
=========================================================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               NUMBER OF                                  PERCENT OF
                            INITIAL GROUP II          OUTSTANDING     AGGREGATE GROUP II
PRINCIPAL BALANCE ($)        MORTGAGE LOANS     PRINCIPAL BALANCE     PRINCIPAL BALANCE
------------------------    ----------------    -----------------     ------------------
      0.01 to  25,000.00                  44    $      865,358.07                   0.46%
 25,000.01 to  50,000.00                 103         3,874,106.65                   2.07
 50,000.01 to  75,000.00                 160        10,347,100.55                   5.54
 75,000.01 to 100,000.00                 163        14,168,902.15                   7.58
100,000.01 to 125,000.00                 131        14,495,416.46                   7.76
125,000.01 to 150,000.00                  88        12,091,140.92                   6.47
150,000.01 to 175,000.00                  60         9,730,533.85                   5.21
175,000.01 to 200,000.00                  38         7,069,811.85                   3.78
200,000.01 to 225,000.00                  16         3,404,014.04                   1.82
225,000.01 to 250,000.00                  16         3,784,608.58                   2.03
250,000.01 to 275,000.00                  14         3,664,223.85                   1.96
275,000.01 to 300,000.00                   9         2,616,028.54                   1.40
300,000.01 to 325,000.00                  13         4,140,604.93                   2.22
325,000.01 to 350,000.00                  50        16,902,572.82                   9.04
350,000.01 to 375,000.00                  52        18,861,218.22                  10.09
375,000.01 to 400,000.00                  40        15,666,452.02                   8.38
400,000.01 to 425,000.00                  28        11,634,947.19                   6.23
425,000.01 to 450,000.00                  20         8,809,601.97                   4.71
450,000.01 to 475,000.00                  13         6,008,103.61                   3.22
475,000.01 to 500,000.00                  17         8,373,581.63                   4.48
500,000.01 to 525,000.00                   2         1,033,016.81                   0.55
525,000.01 to 550,000.00                   4         2,145,491.93                   1.15
550,000.01 to 575,000.00                   2         1,124,473.37                   0.60
575,000.01 to 600,000.00                   1           598,912.24                   0.32
625,000.01 to 650,000.00                   1           649,383.26                   0.35
675,000.01 to 700,000.00                   1           683,727.73                   0.37
750,000.01 to 775,000.00                   1           760,000.00                   0.41
775,000.01 to 800,000.00                   1           800,000.00                   0.43
800,000.01 to 825,000.00                   1           800,009.00                   0.43
825,000.01 to 850,000.00                   1           830,000.00                   0.44
925,000.01 to 950,000.00                   1           940,000.00                   0.50
------------------------    ----------------    -----------------     ------------------
Total                                  1,091    $  186,873,342.24                 100.00%
                            ================    =================     ==================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               NUMBER OF                                PERCENT OF
                            INITIAL GROUP II      OUTSTANDING       AGGREGATE GROUP II
CURRENT INTEREST RATE (%)    MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------   ----------------   -----------------    ------------------
 4.501 to  5.000                           3   $    1,237,461.34                  0.66%
 5.001 to  5.500                          13        5,528,176.24                  2.96
 5.501 to  6.000                          56       17,717,381.41                  9.48
 6.001 to  6.500                         133       32,839,493.12                 17.57
 6.501 to  7.000                         216       43,756,795.00                 23.42
 7.001 to  7.500                         137       23,593,863.35                 12.63
 7.501 to  8.000                         130       22,372,838.06                 11.97
 8.001 to  8.500                          78       13,164,308.36                  7.04
 8.501 to  9.000                          90       12,020,947.08                  6.43
 9.001 to  9.500                          33        3,346,568.93                  1.79
 9.501 to 10.000                          43        3,804,323.74                  2.04
10.001 to 10.500                          16        1,563,545.61                  0.84
10.501 to 11.000                          18        1,194,926.32                  0.64
11.001 to 11.500                           6          381,905.93                  0.20
11.501 to 12.000                           9          508,591.48                  0.27
12.001 to 12.500                           2          163,578.50                  0.09
12.501 to 13.000                          17          656,088.96                  0.35
13.001 to 13.500                          41        1,319,063.18                  0.71
13.501 to 14.000                          50        1,703,485.63                  0.91
-------------------------   ----------------   -----------------    ------------------
Total                                  1,091   $  186,873,342.24                100.00%
                            ================   =================    ==================

                               NUMBER OF                                PERCENT OF
                            INITIAL GROUP II      OUTSTANDING       AGGREGATE GROUP II
FICO SCORE                   MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------   ----------------   -----------------    ------------------
501 to 525                                 6   $    1,114,638.75                  0.60%
526 to 550                                65       10,974,114.66                  5.87
551 to 575                                99       16,310,459.36                  8.73
576 to 600                               154       24,442,807.44                 13.08
601 to 625                               192       29,885,516.18                 15.99
626 to 650                               169       30,967,186.21                 16.57
651 to 675                               133       23,573,560.49                 12.61
676 to 700                                98       17,826,995.43                  9.54
701 to 725                                79       11,774,975.85                  6.30
726 to 750                                54        9,737,860.32                  5.21
751 to 775                                31        6,804,954.00                  3.64
776 to 800                                11        3,460,273.55                  1.85
-------------------------   ----------------   -----------------    ------------------
Total                                  1,091   $  186,873,342.24                100.00%
                            ================   =================    ==================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               NUMBER OF                                PERCENT OF
                            INITIAL GROUP II      OUTSTANDING       AGGREGATE GROUP II
LIEN POSITION                MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------   ----------------   -----------------    ------------------
First                                    935   $  180,259,156.69                 96.46%
Second                                   156        6,614,185.55                  3.54
-------------------------   ----------------   -----------------    ------------------
Total                                  1,091   $  186,873,342.24                100.00%
                            ================   =================    ==================

                                NUMBER OF                               PERCENT OF
                            INITIAL GROUP II     OUTSTANDING        AGGREGATE GROUP II
COMBINED LTV RATIO (%)       MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------   ----------------   -----------------    ------------------
20.01 to   25.00                           1   $      104,140.36                  0.06%
25.01 to   30.00                           1          148,813.16                  0.08
30.01 to   35.00                           3        1,488,085.73                  0.80
35.01 to   40.00                           4        1,463,009.00                  0.78
40.01 to   45.00                           3          567,296.18                  0.30
45.01 to   50.00                          11        1,646,264.23                  0.88
50.01 to   55.00                           5        1,353,366.03                  0.72
55.01 to   60.00                          15        4,047,479.01                  2.17
60.01 to   65.00                          41        8,508,163.36                  4.55
65.01 to   70.00                          65       12,896,483.74                  6.90
70.01 to   75.00                          83       16,606,540.38                  8.89
75.01 to   80.00                         255       50,743,317.56                 27.15
80.01 to   85.00                         143       29,714,900.66                 15.90
85.01 to   90.00                         198       35,816,208.28                 19.17
90.01 to   95.00                          76       11,058,628.62                  5.92
95.01 to  100.00                         187       10,710,645.94                  5.73
-------------------------   ----------------   -----------------    ------------------
Total                                  1,091   $  186,873,342.24                100.00%
                            ================   =================    ==================

                               NUMBER OF                                PERCENT OF
REMAINING TERM              INITIAL GROUP II      OUTSTANDING       AGGREGATE GROUP II
TO MATURITY (MONTHS)         MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------   ----------------   -----------------    ------------------
121 to 140                                 1   $       60,939.59                  0.03%
161 to 180                               250       24,027,797.51                 12.86
221 to 240                                 6        1,119,953.05                  0.60
281 to 300                                 2          329,368.71                  0.18
341 to 360                               832      161,335,283.38                 86.33
-------------------------   ----------------   -----------------    ------------------
Total                                  1,091   $  186,873,342.24                100.00%
                            ================   =================    ==================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    NUMBER OF                              PERCENT OF
                                 INITIAL GROUP II     OUTSTANDING       AGGREGATE GROUP II
RISK CLASSIFICATIONS              MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------   ----------------   -----------------   ------------------
A+                                            421   $   70,863,746.04                37.92%
A                                             112       18,578,988.95                 9.94
A-                                             62        9,384,220.71                 5.02
Alt A                                         321       62,232,208.45                33.30
B                                              47        7,684,444.81                 4.11
B-                                              4          670,917.17                 0.36
C                                               3          166,347.03                 0.09
FICO Enhanced                                  77        8,789,856.86                 4.70
FICO Only                                      44        8,502,612.22                 4.55
------------------------------   ----------------   -----------------   ------------------
Total                                       1,091   $  186,873,342.24               100.00%
                                 ================   =================   ==================

                                    NUMBER OF                               PERCENT OF
                                 INITIAL GROUP II      OUTSTANDING      AGGREGATE GROUP II
MORTGAGE LOAN TYPE                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------   ----------------   -----------------   ------------------
2/28 ARM - 6 Month LIBOR Index                614   $  112,788,044.43                60.36%
3/27 ARM - 6 Month LIBOR Index                 58       12,043,866.98                 6.44
ARM - 6 Month LIBOR                             2          617,910.00                 0.33
15 Year Balloon                               146       15,989,974.73                 8.56
15 Year Fixed Rate                            105        8,098,762.37                 4.33
20 Year Fixed Rate                              6        1,119,953.05                 0.60
25 Year Fixed Rate                              2          329,368.71                 0.18
30 Year Fixed Rate                            158       35,885,461.97                19.20
------------------------------   ----------------   -----------------   ------------------
Total                                       1,091   $  186,873,342.24               100.00%
                                 ================   =================   ==================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                             NUMBER OF                              PERCENT OF
                          INITIAL GROUP II      OUTSTANDING      AGGREGATE GROUP II
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------------   ----------------   -----------------   ------------------
California                             195   $   58,537,104.28                31.32%
Florida                                182       20,993,880.72                11.23
Ohio                                    82        9,564,063.70                 5.12
Texas                                   66        7,669,615.20                 4.10
Colorado                                24        6,426,825.64                 3.44
New Jersey                              23        6,042,278.53                 3.23
New York                                27        6,011,194.00                 3.22
North Carolina                          37        5,528,746.18                 2.96
Washington                              30        5,469,948.35                 2.93
Virginia                                31        4,929,355.38                 2.64
Arizona                                 35        4,878,774.26                 2.61
Michigan                                35        4,767,537.56                 2.55
Illinois                                23        4,241,401.97                 2.27
Maryland                                17        3,393,297.96                 1.82
Missouri                                32        3,314,241.40                 1.77
Louisiana                               25        2,914,108.12                 1.56
Nevada                                  19        2,916,409.41                 1.56
Pennsylvania                            20        2,802,033.53                 1.50
Oregon                                  14        2,587,344.25                 1.38
Indiana                                 17        2,305,518.69                 1.23
Minnesota                               13        2,066,086.69                 1.11
Massachusetts                            9        1,995,699.37                 1.07
Connecticut                             10        1,582,837.86                 0.85
Georgia                                 11        1,522,397.04                 0.81
Wisconsin                                7        1,436,916.90                 0.77
Kansas                                   7        1,399,517.28                 0.75
Kentucky                                13        1,329,621.69                 0.71
District of Columbia                     4        1,208,584.93                 0.65
Mississippi                             13        1,197,025.86                 0.64
Tennessee                               14        1,174,693.65                 0.63
South Carolina                          12        1,153,156.33                 0.62
Oklahoma                                13        1,063,210.62                 0.57
New Mexico                               5          999,348.11                 0.53
Maine                                    2          612,952.42                 0.33
Arkansas                                 7          540,112.50                 0.29
New Hampshire                            1          488,251.70                 0.26
Utah                                     1          424,334.92                 0.23
Idaho                                    4          362,017.54                 0.19
Nebraska                                 3          321,746.00                 0.17
Iowa                                     2          198,538.06                 0.11
West Virginia                            3          196,220.06                 0.11
Delaware                                 2          195,893.58                 0.10
Rhode Island                             1          110,500.00                 0.06
-----------------------   ----------------   -----------------   ------------------
Total                                1,091   $  186,873,342.24               100.00%
                          ================   =================   ==================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               NUMBER OF                           PERCENT OF AGGREGATE
                            INITIAL GROUP II      OUTSTANDING          GROUP II ARM
GROSS MARGIN (%)               ARM LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------   ----------------   -----------------   --------------------
1.501 to  2.000                           1    $      384,509.81                   0.31%
3.501 to  4.000                          10         4,287,179.41                   3.42
4.001 to  4.500                          49        10,798,289.31                   8.61
4.501 to  5.000                          92        20,310,866.28                  16.19
5.001 to  5.500                         118        22,242,859.70                  17.73
5.501 to  6.000                         126        22,644,013.77                  18.05
6.001 to  6.500                         125        22,352,695.54                  17.82
6.501 to  7.000                          70        11,212,954.97                   8.94
7.001 to  7.500                          35         5,326,612.27                   4.25
7.501 to  8.000                          32         4,074,562.73                   3.25
8.001 to  8.500                          13         1,472,681.60                   1.17
8.501 to  9.000                           2           209,734.45                   0.17
9.501 to 10.000                           1           132,861.57                   0.11
-------------------------   ----------------   -----------------   --------------------
Total                                   674    $  125,449,821.41                 100.00%
                            ================   =================   ====================

                               NUMBER OF                           PERCENT OF AGGREGATE
                            INITIAL GROUP II      OUTSTANDING          GROUP II ARM
MINIMUM INTEREST RATE (%)      ARM LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
-------------------------   ----------------   -----------------   --------------------
 4.501 to  5.000                           2   $      849,320.15                   0.68%
 5.001 to  5.500                           9        3,829,950.18                   3.05
 5.501 to  6.000                          33        9,695,814.92                   7.73
 6.001 to  6.500                          92       21,019,954.40                  16.76
 6.501 to  7.000                         152       29,343,405.27                  23.39
 7.001 to  7.500                         101       18,181,931.02                  14.49
 7.501 to  8.000                          93       15,420,459.62                  12.29
 8.001 to  8.500                          60       10,530,111.29                   8.39
 8.501 to  9.000                          73       10,561,383.27                   8.42
 9.001 to  9.500                          24        2,480,279.96                   1.98
 9.501 to 10.000                          24        2,524,413.87                   2.01
10.001 to 10.500                           6          747,018.07                   0.60
10.501 to 11.000                           5          265,779.39                   0.21
-------------------------   ----------------   -----------------   --------------------
Total                                    674   $  125,449,821.41                 100.00%
                            ================   =================   ====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               NUMBER OF                        PERCENT OF AGGREGATE
                           INITIAL GROUP II     OUTSTANDING         GROUP II ARM
MINIMUM INTEREST RATE (%)     ARM LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------  ----------------  -----------------  --------------------
11.501 to 12.000                         4   $    1,651,115.16                  1.32%
12.001 to 12.500                        10        4,252,767.60                  3.39
12.501 to 13.000                        34       10,087,691.05                  8.04
13.001 to 13.500                        92       21,088,987.68                 16.81
13.501 to 14.000                       150       28,507,393.50                 22.72
14.001 to 14.500                       101       17,722,870.19                 14.13
14.501 to 15.000                        94       15,787,649.42                 12.58
15.001 to 15.500                        60       10,630,182.99                  8.47
15.501 to 16.000                        71        9,837,934.59                  7.84
16.001 to 16.500                        24        2,457,918.39                  1.96
16.501 to 17.000                        23        2,412,513.38                  1.92
17.001 to 17.500                         6          747,018.07                  0.60
17.501 to 18.000                         5          265,779.39                  0.21
-------------------------  ----------------  -----------------  --------------------
Total                                  674   $  125,449,821.41                100.00%
                           ================  =================  ====================

                              NUMBER OF                         PERCENT OF AGGREGATE
                           INITIAL GROUP II     OUTSTANDING         GROUP II ARM
INTEREST RATE CAP (%)         ARM LOANS      PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------  ----------------  -----------------  --------------------
1.000                                     2  $      617,910.00                  0.49%
3.000                                   672     124,831,911.41                 99.51
-------------------------  ----------------  -----------------  --------------------
Total                                   674  $  125,449,821.41                100.00%
                           ================  =================  ====================

                                   NUMBER OF                         PERCENT OF AGGREGATE
                                INITIAL GROUP II     OUTSTANDING         GROUP II ARM
PERIODIC INTEREST RATE CAP (%)      ARM LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
------------------------------  ----------------  -----------------  --------------------
1.000                                        674  $  125,449,821.41                100.00%
------------------------------  ----------------  -----------------  --------------------
Total                                        674  $  125,449,821.41                100.00%
                                ================  =================  ====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               NUMBER OF                            PERCENT OF AGGREGATE
NEXT INTEREST RATE         INITIAL GROUP II        OUTSTANDING           GROUP II ARM
ADJUSTMENT DATE               ARM LOANS         PRINCIPAL BALANCE     PRINCIPAL BALANCE
-----------------------  --------------------  --------------------  --------------------
November 2003                               2  $         617,910.00                  0.49%
January 2005                                2            444,537.23                  0.35
February 2005                               3            655,281.69                  0.52
March 2005                                 64         18,472,359.35                 14.72
April 2005                                159         33,941,152.66                 27.06
May 2005                                  386         59,274,713.50                 47.25
February 2006                               1             32,789.87                  0.03
March 2006                                  7          1,814,674.64                  1.45
April 2006                                 17          4,623,467.07                  3.69
May 2006                                   33          5,572,935.40                  4.44
-----------------------  --------------------  --------------------  --------------------
Total                                     674  $     125,449,821.41                100.00%
                         ====================  ====================  ====================

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                     EFFECTIVE AVAILABLE FUNDS CAP RATE/(1)/

To 10% Clean-Up Call

     PERIOD     DATE     AFC RATE     PERIOD      DATE     AFC RATE     PERIOD      DATE     AFC RATE
     ------   --------   --------    --------   --------   --------    --------   --------   --------
       1       7/25/03      15.10%         33    3/25/06      15.82%         65   11/25/08      10.01%
       2       8/25/03      16.67%         34    4/25/06      13.17%         66   12/25/08      10.33%
       3       9/25/03      16.89%         35    5/25/06      11.51%         67    1/25/09       9.99%
       4      10/25/03      17.29%         36    6/25/06       8.80%         68    2/25/09       9.98%
       5      11/25/03      17.37%         37    7/25/06       9.30%         69    3/25/09      11.04%
       6      12/25/03      17.79%         38    8/25/06       9.11%         70    4/25/09       9.97%
       7       1/25/04      17.89%         39    9/25/06       9.10%         71    5/25/09      10.29%
       8       2/25/04      18.17%         40   10/25/06       9.40%         72    6/25/09       9.96%
       9       3/25/04      18.80%         41   11/25/06       9.09%         73    7/25/09      10.28%
       10      4/25/04      18.78%         42   12/25/06       9.65%         74    8/25/09       9.95%
       11      5/25/04      19.27%         43    1/25/07       9.50%         75    9/25/09       9.94%
       12      6/25/04      19.45%         44    2/25/07       9.63%         76   10/25/09      10.27%
       13      7/25/04      19.95%         45    3/25/07      10.65%         77   11/25/09       9.93%
       14      8/25/04      20.15%         46    4/25/07       9.61%         78   12/25/09      10.26%
       15      9/25/04      20.51%         47    5/25/07       9.92%         79    1/25/10       9.93%
       16     10/25/04      21.04%         48    6/25/07       9.83%         80    2/25/10       9.92%
       17     11/25/04      21.26%         49    7/25/07      10.32%         81    3/25/10      10.98%
       18     12/25/04      21.81%         50    8/25/07      10.11%         82    4/25/10       9.91%
       19      1/25/05      22.06%         51    9/25/07      10.10%         83    5/25/10      10.24%
       20      2/25/05      22.47%         52   10/25/07      10.42%         84    6/25/10       9.91%
       21      3/25/05      20.92%         53   11/25/07      10.07%         85    7/25/10      10.24%
       22      4/25/05      18.26%         54   12/25/07      10.42%         86    8/25/10       9.90%
       23      5/25/05      16.15%         55    1/25/08      10.08%         87    9/25/10       9.90%
       24      6/25/05      13.76%         56    2/25/08      10.08%         88   10/25/10      10.23%
       25      7/25/05      14.67%         57    3/25/08      10.76%         89   11/25/10       9.90%
       26      8/25/05      15.03%         58    4/25/08      10.05%         90   12/25/10      10.23%
       27      9/25/05      15.22%         59    5/25/08      10.38%         91    1/25/11       9.90%
       28     10/25/05      15.63%         60    6/25/08      10.05%         92    2/25/11       9.89%
       29     11/25/05      15.59%         61    7/25/08      10.38%         93    3/25/11      10.95%
       30     12/25/05      16.28%         62    8/25/08      10.05%         94    4/25/11       9.89%
       31      1/25/06      16.41%         63    9/25/08      10.04%
       32      2/25/06      16.75%         64   10/25/08      10.36%

/(1)/Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR and 1 Year CMT, using 100% PPA. Includes swap payments received by the Trust from the Swap Provider.

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                             BOND SUMMARY (to Call)

CLASS A-1
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   18.08     5.59     3.87     2.90     2.26     1.81     1.20
Modified Duration*                     15.13     5.14     3.64     2.76     2.18     1.75     1.17
First Principal Payment                07/03    07/03    07/03    07/03    07/03    07/03    07/03
Last Principal Payment                 12/31    05/18    12/13    04/11    08/09    06/08    01/07
Payment Window (months)                 342      179      126       94       74       60       43

CLASS A-2
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   18.02     5.60     3.87     2.90     2.27     1.81     1.21
Modified Duration*                     15.06     5.15     3.64     2.77     2.18     1.75     1.18
First Principal Payment                07/03    07/03    07/03    07/03    07/03    07/03    07/03
Last Principal Payment                 12/31    05/18    12/13    04/11    08/09    06/08    01/07
Payment Window (months)                 342      179      126       94       74       60       43

CLASS M-1
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.56     9.97     6.91     5.25     4.42     4.07     3.62
Modified Duration*                     19.43     8.78     6.30     4.88     4.16     3.85     3.45
First Principal Payment                08/23    04/08    09/06    08/06    10/06    12/06    01/07
Last Principal Payment                 12/31    05/18    12/13    04/11    08/09    06/08    01/07
Payment Window (months)                 101      122       88       57       35       19        1

CLASS M-2
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.56     9.97     6.91     5.23     4.35     3.89     3.61
Modified Duration*                     17.13     8.27     6.02     4.70     3.98     3.60     3.36
First Principal Payment                08/23    04/08    09/06    07/06    08/06    09/06    12/06
Last Principal Payment                 12/31    05/18    12/13    04/11    08/09    06/08    01/07
Payment Window (months)                 101      122       88       58       37       22        2

CLASS M-3
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.56     9.97     6.91     5.22     4.32     3.82     3.48
Modified Duration*                     16.45     8.11     5.94     4.64     3.92     3.51     3.22
First Principal Payment                08/23    04/08    09/06    07/06    08/06    08/06    10/06
Last Principal Payment                 12/31    05/18    12/13    04/11    08/09    06/08    01/07
Payment Window (months)                 101      122       88       58       37       23        4

CLASS B-1
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.55     9.96     6.89     5.21     4.30     3.78     3.39
Modified Duration*                     14.62     7.64     5.68     4.48     3.79     3.39     3.07
First Principal Payment                08/23    04/08    09/06    07/06    07/06    08/06    09/06
Last Principal Payment                 12/31    05/18    12/13    04/11    08/09    06/08    01/07
Payment Window (months)                 101      122       88       58       38       23        5

CLASS B-2
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.36     9.42     6.49     4.91     4.05     3.57     3.23
Modified Duration*                     13.31     7.04     5.25     4.16     3.52     3.15     2.89
First Principal Payment                08/23    04/08    09/06    07/06    07/06    07/06    08/06
Last Principal Payment                 10/31    09/17    06/13    12/10    05/09    04/08    11/06
Payment Window (months)                  99      114       82       54       35       22        4

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                           BOND SUMMARY (to Maturity)

CLASS A-1
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   18.15     5.93     4.17     3.16     2.48     1.99     1.27
Modified Duration*                     15.18     5.40     3.89     2.98     2.37     1.91     1.24
First Principal Payment                07/03    07/03    07/03    07/03    07/03    07/03    07/03
Last Principal Payment                 05/33    07/30    04/25    07/20    10/17    04/15    12/11
Payment Window (months)                 359      325      262      205      172      142      102

CLASS A-2
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   18.09     5.93     4.18     3.16     2.49     1.99     1.28
Modified Duration*                     15.10     5.40     3.89     2.99     2.37     1.92     1.24
First Principal Payment                07/03    07/03    07/03    07/03    07/03    07/03    07/03
Last Principal Payment                 06/33    06/30    03/25    06/20    11/17    05/15    12/11
Payment Window (months)                 360      324      261      204      173      143      102

CLASS M-1
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.71    10.63     7.49     5.75     4.83     4.41     4.85
Modified Duration*                     19.51     9.24     6.74     5.29     4.51     4.15     4.55
First Principal Payment                08/23    04/08    09/06    08/06    10/06    12/06    07/07
Last Principal Payment                 03/33    09/25    10/19    08/16    12/13    01/12    07/09
Payment Window (months)                 116      210      158      121       87       62       25

CLASS M-2
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.69    10.46     7.39     5.62     4.67     4.15     3.92
Modified Duration*                     17.18     8.56     6.36     5.00     4.23     3.81     3.62
First Principal Payment                08/23    04/08    09/06    07/06    08/06    09/06    12/06
Last Principal Payment                 01/33    09/23    05/18    02/15    09/12    01/11    10/08
Payment Window (months)                 114      186      141      104       74       53       23

CLASS M-3
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.65    10.19     7.19     5.45     4.51     3.98     3.57
Modified Duration*                     16.48     8.24     6.13     4.81     4.06     3.63     3.30
First Principal Payment                08/23    04/08    09/06    07/06    08/06    08/06    10/06
Last Principal Payment                 08/32    07/20    03/16    02/13    02/11    09/09    11/07
Payment Window (months)                 109      148      115       80       55       38       14

CLASS B-1
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.59     9.98     6.97     5.28     4.36     3.83     3.41
Modified Duration*                     14.63     7.65     5.72     4.53     3.83     3.43     3.09
First Principal Payment                08/23    04/08    09/06    07/06    07/06    08/06    09/06
Last Principal Payment                 05/32    01/19    01/15    03/12    05/10    01/09    06/07
Payment Window (months)                 106      130      101       69       47       30       10

CLASS B-2
--------------------------------------------------------------------------------------------------
PPA                                     0%      50%       75%     100%     125%     150%     200%
--------------------------------------------------------------------------------------------------
Average Life (years)                   25.36     9.42     6.49     4.91     4.05     3.57     3.23
Modified Duration*                     13.31     7.04     5.25     4.16     3.52     3.15     2.89
First Principal Payment                08/23    04/08    09/06    07/06    07/06    07/06    08/06
Last Principal Payment                 10/31    09/17    06/13    12/10    05/09    04/08    11/06
Payment Window (months)                  99      114       82       54       35       22        4

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.

      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.